                        EV CLASSIC HAWAII MUNICIPALS FUND
                        EV CLASSIC KANSAS MUNICIPALS FUND

                                  SUPPLEMENT TO
                                   PROSPECTUS
                                      DATED
                                  JUNE 1, 1995

         The Funds listed above are no longer offered pursuant to the attached Prospectus.

February 1, 1996                                                      C-TFC6/1PS

                        EV CLASSIC HAWAII MUNICIPALS FUND
                        EV CLASSIC KANSAS MUNICIPALS FUND

                                  SUPPLEMENT TO
                       STATEMENT OF ADDITIONAL INFORMATION
                                      DATED
                                  JUNE 1, 1995

         The Funds listed above are no longer offered pursuant to the attached Statement of Additional Information.

February 1, 1996

                                EV TRADITIONAL
                               MUNICIPAL FUNDS
------------------------------------------------------------------------------

                EV TRADITIONAL FLORIDA INSURED MUNICIPALS FUND
                    EV TRADITIONAL HAWAII MUNICIPALS FUND
                    EV TRADITIONAL KANSAS MUNICIPALS FUND

THE EV TRADITIONAL MUNICIPAL FUNDS (THE "FUNDS") ARE MUTUAL FUNDS SEEKING TO PROVIDE CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX AND THEIR RESPECTIVE STATE TAXES DESCRIBED UNDER "THE FUNDS" INVESTMENT OBJECTIVES" IN THIS PROSPECTUS. EACH FUND INVESTS ITS ASSETS IN A CORRESPONDING NON-DIVERSIFIED OPEN-END INVESTMENT COMPANY (A "PORTFOLIO") HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY DIRECTLY INVESTING IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES AS WITH HISTORICALLY STRUCTURED MUTUAL FUNDS. EACH FUND IS A SERIES OF EATON VANCE MUNICIPALS TRUST II (THE "TRUST").


Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Funds involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.

This combined Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A combined Statement of Additional Information dated June 1, 1995 for the Funds, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available without charge from the Funds' principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The Portfolios' investment adviser is Boston Management and Research (the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management, and Eaton Vance Management is the administrator (the "Administrator") of the Funds. The offices of the Investment Adviser and the Administrator are located at 24 Federal Street, Boston, MA 02110.

AS OF THE DATE OF THIS COMBINED PROSPECTUS, A FUND MAY NOT BE AVAILABLE FOR PURCHASE IN CERTAIN STATES. PLEASE CONTACT THE PRINCIPAL UNDERWRITER OR YOUR BROKER FOR FURTHER INFORMATION.
------------------------------------------------------------------------------
   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


--------------------------------------------------------------------------------------------------------------------------
                                                         PAGE                                                         PAGE

Shareholder and Fund Expenses ..........................  2     How to Redeem Fund Shares ...........................  15
The Funds' Financial Highlights ........................  3     Reports to Shareholders .............................  16
The Funds' Investment Objectives .......................  4     The Lifetime Investing Account/Distribution Options .  16
How the Funds and the Portfolios Invest their Assets ...  4     The Eaton Vance Exchange Privilege ..................  17
Organization of the Funds and the Portfolios ...........  9     Eaton Vance Shareholder Services ....................  18
Management of the Funds and the Portfolios ............. 10     Distributions and Taxes .............................  18
Service Plans .......................................... 12     Performance Information .............................  19
Valuing Fund Shares .................................... 12     Statement of Intention and Escrow Agreement .........  20
How to Buy Fund Shares ................................. 13     Appendix - State Specific Information ...............  21
--------------------------------------------------------------------------------------------------------------------------
                                               PROSPECTUS DATED JUNE 1, 1995
                                                AS REVISED FEBRUARY 1, 1996

SHAREHOLDER AND FUND EXPENSES
---------------------------------------------------------------------------------------------------------
  SHAREHOLDER TRANSACTION EXPENSES
  -------------------------------------------------------------------------------------------------------

    Maximum Sales Charges Imposed on Purchases (as a percentage of offering price)                3.75%

    Sales Charges Imposed on Reinvested Distributions                                              None
    Fees to Exchange Shares                                                                        None

    Contingent Deferred Sales Charge (on purchases of  $1 million or more) Imposed on Redemptions During the First Twelve Months (as a percentage of redemption proceeds exclusive of all reinvestments and capital appreciation in the
      account)                                                                                    0.50%
  ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES (as a percentage of average daily net assets)


  -------------------------------------------------------------------------------------------------------
                                                           FLORIDA            HAWAII             KANSAS
                                                        INSURED FUND           FUND               FUND
  -------------------------------------------------------------------------------------------------------

    Investment Adviser Fee (after fee reduction)            0.00%              0.00%              0.00%
    Rule 12b-1 Service Fees (Service Plan)                  0.10               0.15               0.15
    Other Expenses (after expense reduction)                0.01               0.06               0.00
                                                            ----               ----               ----
      Total Operating Expenses (after reductions)           0.11%              0.21%              0.15%
                                                            ====               ====               ====
  EXAMPLE
  -------------------------------------------------------------------------------------------------------
  An investor would pay the following maximum initial sales charge and expenses on a $1,000 investment, assuming (a) 5% annual return and (b) redemption at the end of each period:

                                                           FLORIDA            HAWAII             KANSAS
                                                        INSURED FUND           FUND               FUND
  -------------------------------------------------------------------------------------------------------

   1 Year                                                    $39                $40                $39
   3 Years                                                    41                 44                 42
   5 Years                                                    43                 49                 46
  10 Years                                                    51                 63                 56

NOTES:

The table and Example summarize the aggregate expenses of the Funds and the Portfolios and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in a Fund. Information for the Hawaii Fund and the Kansas Fund is based on such Fund's expenses for the most recent fiscal year, except that Service Plan Fees for such Funds are estimated for the current fiscal year (assuming the Service Plan in effect for the such Funds on February 1, 1996). Absent a fee reduction and an expense allocation, the Investment Adviser Fee, Other Expenses and Total Operating Expenses would have been: 0.16%, 6.20% and 6.51%, respectively, for the Hawaii Fund; and 0.16%, 2.57% and 2.88%, respectively, for the Kansas Fund. The information for the Florida Insured Fund is based on such Fund's estimated expenses for the current fiscal year. The Investment Adviser Fee and Other Expenses for the Florida Insured Fund reflect the expected fee reduction and expense allocation for the current fiscal year, absent which the Investment Adviser Fee, Other Expenses and Total Operating Expenses would be estimated to be 0.16%, 2.84% and 3.10%, respectively.

Each Fund invests exclusively in its corresponding Portfolio. The Trustees believe that, over time, the aggregate per share expenses of a Fund and its corresponding Portfolio should approximate, and over time may be less than, the per share expenses the Fund would incur if the Fund were instead to retain the services of an investment adviser and its assets were invested directly in the type of securities being held by its corresponding Portfolio.

The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Federal regulations require the Example to assume a 5% annual return, but actual annual return will vary. For further information regarding the expenses of the Funds and the Portfolios see "The Funds" Financial Highlights", "Organization of the Funds and the Portfolios", "Management of the Funds and the Portfolios", "Service Plans" and "How to Redeem Fund Shares".

If shares of a Fund are purchased at net asset value with no initial sales charge by virtue of the purchase having been in the amount of $1 million or more and are redeemed within 12 months of purchase, a contingent deferred sales charge of 0.50% will be imposed on such redemption. See "How to Buy Fund Shares," "How to Redeem Fund Shares" and "Eaton Vance Shareholder Services."

Each Portfolio's monthly advisory fee has two components, a fee based on daily net assets and a fee based on daily gross income, as set forth in the fee schedule on page 11.

Other investment companies with different distribution arrangements and fees are investing in the Portfolios and others may do so in the future. See "Organization of the Funds and the Portfolios".


THE FUNDS' FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following information should be read in conjunction with the audited financial statements included in the Statement of Additional Information, all of which have been so included in reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. Further information regarding the performance of a Fund is contained in its annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter, Eaton Vance Distributors, Inc.
--------------------------------------------------------------------------------

                                                       FLORIDA             HAWAII             KANSAS
                                                     INSURED FUND*          FUND*              FUND*
                                                     -------------         ------              -----
NET ASSET VALUE, beginning of period                    $10.000            $10.000            $10.000

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                 $ 0.509            $ 0.365            $ 0.379
  Net realized and unrealized loss on                    (0.435)            (0.880)            (0.386)
   investments++                                        -------            -------            -------
    Total income (loss) from investment operations      $ 0.944            $(0.515)           $(0.007)
                                                        -------            -------            -------

LESS DISTRIBUTIONS:
  From net investment incme                             $(0.509)           $(0.365)           $(0.379)
  In excess of net investment income                     (0.005)            (0.080)            (0.074)
                                                        -------            -------            -------
    Total distributions                                 $(0.514)           $(0.445)           $(0.453)
                                                        -------            -------            -------
NET ASSET VALUE, end of period                          $10.430            $ 9.040            $ 9.540
                                                        =======            =======            =======

TOTAL RETURN(1)                                            9.18%             (5.23)%            (0.11)%

RATIOS/SUPPLEMENTAL DATA**:

  Net assets, end of period (000's omitted)             $ 1,213            $   257            $   665
  Ratio of net expenses to average daily net assets(2)     0.01%+             1.01%+             0.95%+
  Ratio of net investment income to average daily net      5.37%+             4.44%+             4.32%+
   assets

**The operating expenses of the Funds and the Portfolios may reflect an allocation of expenses to the
  Administrator or a reduction of fees by the Investment Adviser. Had such actions not been taken, net investment income (loss) per share and the ratios would have been as follows:

NET INVESTMENT INCOME (LOSS) PER SHARE................. $ 0.226            $(0.153)          $ 0.139


RATIOS (As a percentage of average daily net assets):
   Expenses(2) ........................................   3.00%+              7.31%+           3.68%+
   Net investment income (loss) .......................   2.38%+            (1.86)%+           1.59%+

  *For the Florida Insured, Hawaii and Kansas Funds, the Financial Highlights are for the period from the start of business, March 3, 1994, March 14, 1994, and March 3, 1994, respectively, to January 31, 1995.
  +Computed on an annualized basis.
 ++The per share amount is not in accord with the net realized and unrealized gain for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(1)Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Computed on a non-annualized basis.
(2)Includes a Fund's share of its corresponding Portfolio's allocated expenses.
(3)Prior to February 1, 1996, the Hawaii Fund and the Kansas Fund each made distribution fee payments pursuant to a Distribution Plan. See "Service Plans."

THE FUNDS' INVESTMENT OBJECTIVES
------------------------------------------------------------------------------


The investment objective of each Fund is set forth below. Each Fund currently seeks to meet its investment objective by investing its assets in a separate corresponding open-end management investment company (a "Portfolio") which invests primarily in municipal obligations (as described below). Each Portfolio has the same investment objective as its corresponding Fund.

EV TRADITIONAL FLORIDA INSURED MUNICIPALS FUND (the "Florida Insured Fund") seeks to provide current income exempt from regular federal income tax in the form of an investment exempt from Florida intangibles tax. The Florida Insured Fund seeks to meet its objective by investing its assets in the Florida Insured Municipals Portfolio (the "Florida Insured Portfolio"), which invests primarily in municipal obligations that are rated in the highest rating category by a major rating agency or, if unrated, determined to be of comparable quality by the Investment Adviser. Under normal conditions, substantially all of the Florida Insured Portfolio's assets will be invested in obligations that are insured as to the timely payment of principal and interest. See "Insured Florida Obligations." In any event, no less than 80% of the Florida Insured Portfolio's net assets will be invested in insured obligations.

EV TRADITIONAL HAWAII MUNICIPALS FUND (the "Hawaii Fund") seeks to provide current income exempt from regular federal income tax and Hawaii State individual income taxes. The Hawaii Fund seeks to meet its objective by investing its assets in the Hawaii Municipals Portfolio (the "Hawaii Portfolio"), which invests primarily in municipal obligations which are rated at least investment grade by a major rating agency or, if unrated, determined to be of at least investment grade quality by the Investment Adviser.

EV TRADITIONAL KANSAS MUNICIPALS FUND (the "Kansas Fund") seeks to provide current income exempt from regular federal income tax and Kansas State personal income taxes. The Kansas Fund seeks to meet its objective by investing its assets in the Kansas Municipals Portfolio (the "Kansas Portfolio"), which invests primarily in municipal obligations which are rated at least investment grade by a major rating agency or, if unrated, determined to be of at least investment grade quality by the Investment Adviser.


HOW THE FUNDS AND THE PORTFOLIOS INVEST THEIR ASSETS
------------------------------------------------------------------------------
EACH FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING EITHER DIRECTLY OR INDIRECTLY THROUGH ANOTHER OPEN-END MANAGEMENT INVESTMENT COMPANY PRIMARILY (I.E., AT LEAST 80% OF ITS NET ASSETS DURING PERIODS OF NORMAL MARKET CONDITIONS) IN MUNICIPAL OBLIGATIONS, THE INTEREST ON WHICH IS EXEMPT FROM REGULAR FEDERAL INCOME TAX AND FROM THE STATE TAXES WHICH, IN ACCORDANCE WITH THE FUND'S INVESTMENT OBJECTIVE, THE FUND SEEKS TO AVOID. The foregoing policy is a fundamental policy of each Fund and its corresponding Portfolio, and may not be changed unless authorized by a vote of the Fund's shareholders or that Portfolio's investors, as the case may be.

At least 75% of the Hawaii Portfolio's and the Kansas Portfolio's net assets will normally be invested in obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by either Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch")) or, if unrated, determined by the Investment Adviser to be of at least investment grade quality. The balance of the Hawaii Portfolio's and the Kansas Portfolio's net assets may be invested in municipal obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and unrated municipal obligations considered to be of comparable quality by the Investment Adviser. At least 80% of the Florida Insured Portfolio's net assets will normally be invested in obligations rated in the highest rating category at the time of investment (which is Aaa by Moody's or AAA by S&P or Fitch) or, if unrated, determined to be of comparable quality by the Investment Adviser. The Florida Insured Portfolio may invest up to 20% of its net assets in obligations rated below Aaa or AAA (but not lower than B) and comparable unrated obligations, provided that no more than 5% of its net assets will be invested in obligations rated below investment grade and comparable unrated obligations. Municipal obligations rated Baa or BBB may have speculative characteristics. Also, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated obligations. Securities rated below Baa or BBB are commonly known as "junk bonds". A Portfolio may retain an obligation whose rating drops below B after its acquisition if such retention is considered desirable by the Investment Adviser. See "Additional Risk Considerations". For a description of municipal obligation ratings, see the Statement of Additional Information.

MUNICIPAL OBLIGATIONS. Municipal obligations include bonds, notes and commercial paper issued by a municipality for a wide variety of both public and private purposes, the interest on which is, in the opinion of bond counsel, exempt from regular federal income tax. Public purpose municipal bonds include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility. Municipal notes include bond anticipation, tax anticipation and revenue anticipation notes. Bond, tax and revenue anticipation notes are short-term obligations that will be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively. Under normal market conditions, a Portfolio will invest at least 65% of its total assets in obligations issued by its respective State or its political subdivisions.

Interest income from certain types of municipal obligations may be subject to the federal alternative minimum tax (the "AMT") for individual investors. As at January 31, 1995, the Portfolios had invested in such obligations as follows (as a percentage of net assets): Florida Insured Portfolio (16.4%); Hawaii Portfolio (19.0%); and Kansas Portfolio (3.7%). At January 31, 1995, the Portfolios limited their investment in obligations subject to the AMT to not more than 20% of net assets. The Portfolios are no longer subject to such limitation. Distributions to corporate investors of certain interest income may also be subject to the AMT. The Funds may not be suitable for investors subject to the AMT.

CONCENTRATION. Each Portfolio will concentrate its investments in municipal obligations issued by its respective State and that State's political subdivisions. Each Portfolio is, therefore, more susceptible to factors adversely affecting issuers in one State than mutual funds which do not concentrate in a specific State. Municipal obligations of issuers in a single State may be adversely effected by economic developments and by legislation and other governmental activities in that State. To the extent that a Portfolio's assets are concentrated in municipal obligations of issuers of a single State, that Portfolio may be subject to an increased risk of loss. Each Portfolio may also invest in obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. See the Appendix to this Prospectus for a description of some of the economic and other factors relating to the States and Puerto Rico.

In addition, each Portfolio may invest 25% or more of its total assets in municipal obligations of the same type, including, without limitation, the following: lease rental obligations of State and local authorities; obligations of State and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; or industrial development or pollution control bonds issued for electric utility systems, steel companies, paper companies or other purposes. This may make a Portfolio more susceptible to adverse economic, political, or regulatory occurrences affecting a particular category of issuer. For example, health care-related issuers are susceptible to medicaid reimbursement policies, and national and State health care legislation. As a Portfolio's concentration increases, so does the potential for fluctuation in the value of the corresponding Fund's shares.

NON-DIVERSIFIED STATUS. Each Portfolio's classification under the Investment Company Act of 1940 (the "1940 Act") as a "non-diversified" investment company allows it to invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in the securities of any issuer. A Portfolio is likely to invest a greater percentage of its assets in the securities of a single issuer than would a diversified fund. Therefore, a Portfolio would be more susceptible to any single adverse economic or political occurrence or development affecting issuers of the relevant State's municipal obligations.

OTHER INVESTMENT PRACTICES
Each Portfolio may engage in the following investment practices, some of which may be considered to involve "derivative" instruments because they derive their value from another instrument, security or index. In addition, each Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

WHEN-ISSUED SECURITIES. Each Portfolio may purchase securities on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery and upon delivery the securities may be worth more or less than a Portfolio agreed to pay for them. Each Portfolio may also purchase instruments that give the Portfolio the option to purchase a municipal obligation when and if issued.

INVERSE FLOATERS. Each Portfolio may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a Portfolio when short-term interest rates rise, and increase the interest paid to the Portfolio when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is new and relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Inverse floaters are leveraged because they provide two or more dollars of bond market exposure for every dollar invested.

FUTURES TRANSACTIONS. Each Portfolio may purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates. Futures contracts may be based on various debt securities (such as U.S. Government securities), securities indices (such as the Municipal Bond Index traded on the Chicago Board of Trade) and other financial instruments and indices. Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed a Portfolio's initial investment in these contracts. A Portfolio may not purchase or sell futures contracts or related options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of margin deposits and premiums paid on the Portfolio's outstanding positions would exceed 5% of the market value of the Portfolio's net assets. These transactions involve transaction costs. There can be no assurance that the Investment Adviser's use of futures will be advantageous to a Portfolio. Distributions by a Fund of any gains realized on its corresponding Portfolio's transactions in futures and options on futures will be taxable.

INSURED FLORIDA OBLIGATIONS. Insured municipal obligations held by the Florida Insured Portfolio ("Florida obligations") will be insured as to their scheduled payment of principal and interest under (i) an insurance policy obtained by the issuer or underwriter of the Florida obligation at the time of its original issuance ("Issue Insurance"), (ii) an insurance policy obtained by the Florida Insured Portfolio or a third party subsequent to the Florida obligation's original issuance ("Secondary Market Insurance") or (iii) a municipal insurance policy purchased by the Florida Insured Portfolio ("Mutual Fund Insurance"). Each type of insurance insures the timely payment of interest and principal of the Florida obligation but does not protect the market value of such obligation or the net asset value of the Florida Insured Portfolio or the Florida Insured Fund.


Issue Insurance is generally purchased by the issuer or underwriter of the Florida obligation and is noncancellable and effective as long as the securities are unpaid and the insurer remains in business. Secondary Market Insurance allows the Florida Insured Portfolio or a third party to a pay a single premium to insure a Florida obligation as to principal and interest until maturity and to transfer the insurance benefit with the underlying security. Secondary Market Insurance premiums do not result in an expense to the Florida Insured Portfolio, but are added to the cost basis of the Florida obligation so insured. Mutual Fund Insurance may be purchased from insurance companies that guarantee the timely payment of interest and principal when due on certain Florida obligations that are designated by the insurer as eligible for such insurance. Mutual Fund Insurance may terminate upon the Florida Insured Portfolio's sale of the obligation or it may be extended to enhance the marketability of the obligation. To extend a policy, the Florida Insured Portfolio will pay a single, predetermined premium payable from the proceeds of the sale of that obligation. It is expected that the Florida Insured Portfolio will extend a policy only if, in the opinion of the Investment Adviser, the net proceeds from the sale of the obligation, as insured, would exceed the proceeds from the sale of that obligation without insurance. The price of Florida obligations insured by Mutual Fund Insurance is expected to be more volatile than the price of Florida obligations insured by Issue or Secondary Market Insurance. To the extent the Florida Insured Portfolio's obligations are insured by Mutual Fund Insurance, the value of the Florida Insured Fund's investment in the Florida Insured Portfolio, and the price of the Florida Insured Fund's shares, will be more volatile than if such obligations were otherwise insured.

Florida obligations held by the Florida Insured Portfolio will be insured by insurers having a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. See the Appendix to the Statement of Additional Information for a brief description of the claims-paying ability ratings.

The Florida Insured Portfolio anticipates that under normal conditions all or substantially all of its Florida obligations will be subject to Issue Insurance or Secondary Market Insurance. If the Florida Insured Portfolio purchases Mutual Fund Insurance, premiums are paid by the Florida Insured Portfolio. These premiums are based on the credit quality and principal amount of the Florida obligation to be insured. If the issuer, underwriter, or other third party purchases the insurance for the obligation, the value of such insurance is generally reflected in a higher market value or purchase price for the obligation. While insurance is intended to reduce financial risk, the cost of such insurance (from higher purchase prices of securities or the payment of insurance premiums) will result in lower yields on the Florida obligations so insured.

The Florida Insured Portfolio may also invest in Florida obligations that are secured by an escrow or trust account which contains securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, that are backed by the full faith and credit of the United States, and sufficient in amount to ensure the payment of interest on and principal of the secured Florida obligation ("collateralized obligations"). Collateralized obligations generally are regarded as having the credit characteristics of the underlying U.S. Government, agency or instrumentality securities. These obligations will not be subject to Issue Insurance, Secondary Market Insurance or Mutual Fund Insurance, but will be considered to be insured Florida obligations for purposes of the Florida Insured Portfolio's policy of investing at least 80% of its net assets in insured Florida obligations (but such obligations will not constitute more than 15% of the insured portion of the Florida Insured Portfolio).


OTHER INSURED OBLIGATIONS. The Hawaii and Kansas Portfolios may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce a Fund's current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance does not guarantee the market value of the insured obligations or the net asset value of a Fund's shares.

ADDITIONAL RISK CONSIDERATIONS
Many municipal obligations offering current income are in the lowest investment grade category (Baa or BBB), lower categories or may be unrated. As indicated above, each Portfolio may invest in municipal obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and comparable unrated obligations. The lowest investment grade, lower rated and comparable unrated municipal obligations in which a Portfolio may invest will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates. The Investment Adviser seeks to minimize the risks of investing in below investment grade securities through professional investment analysis and attention to current developments in interest rates and economic conditions. When a Portfolio invests in lower rated or unrated municipal obligations, the achievement of the Portfolio's goals is more dependent on the Investment Adviser's ability than would be the case if the Portfolio were investing in municipal obligations in the higher rating categories.

Each Portfolio may retain defaulted obligations in its portfolio when such retention is considered desirable by the Investment Adviser. In the case of a defaulted obligation, a Portfolio may incur additional expense seeking recovery of its investment. Municipal obligations held by a Portfolio which are rated below investment grade but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the Investment Adviser to be of investment grade quality for purposes of the Portfolio's investment policies. A Portfolio may retain in its portfolio an obligation whose rating drops below B after its acquisition, if such retention is considered desirable by the Investment Adviser; provided, however, that holdings of obligations rated below Baa or BBB will be less than 35% of net assets. In the event the rating of an obligation held by a Portfolio is downgraded, causing the Portfolio to exceed this limitation, the Investment Adviser will (in an orderly fashion within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with the Portfolio's credit quality limitations.

The net asset value of shares of a Fund will change in response to fluctuations in prevailing interest rates and changes in the value of the securities held by its corresponding Portfolio. When interest rates decline, the value of securities held by a Portfolio can be expected to rise. Conversely, when interest rates rise, the value of most portfolio security holdings can be expected to decline. Changes in the credit quality of the issuers of municipal obligations held by a Portfolio will affect the principal value of (and possibly the income earned on) on such obligations. In addition, the values of such securities are affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of a security and in the ability of the issuer to make payments of principal and interest may also affect the value of a Portfolio's investments. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as that made available by corporations whose securities are publicly traded. An investment in shares of a Fund will not constitute a complete investment program.

At times, a substantial portion of the Portfolio's assets may be invested in securities as to which the Portfolio, by itself or together with other accounts managed by the Investment Adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Portfolio could find it more difficult to sell such securities when the Investment Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Portfolio's net asset value.

The secondary market for some municipal obligations issued within a State (including issues which are privately placed with a Portfolio) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No Portfolio will invest in illiquid securities if more than 15% of its net assets would be invested in securities that are not readily marketable. No established resale market exists for certain of the municipal obligations in which a Portfolio may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, a Portfolio may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Certain securities held by the Portfolio may permit the issuer at its option to "call", or redeem, its securities. If an issuer redeems securities held by the Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Some of the securities in which a Portfolio invests may include so-called "zero-coupon" bonds, whose values are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Each Portfolio is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, a Portfolio may have to sell other investments to obtain cash needed to make income distributions.

Each Portfolio may invest in municipal leases, and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

  EACH FUND AND PORTFOLIO HAVE ADOPTED CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS WHICH ARE ENUMERATED IN DETAIL IN THE STATEMENT OF ADDITIONAL INFORMATION AND WHICH MAY NOT BE CHANGED UNLESS AUTHORIZED BY A SHAREHOLDER VOTE AND AN INVESTOR VOTE, RESPECTIVELY. EXCEPT FOR SUCH ENUMERATED RESTRICTIONS AND AS OTHERWISE INDICATED IN THIS PROSPECTUS, THE INVESTMENT OBJECTIVE AND POLICIES OF EACH FUND AND PORTFOLIO ARE NOT FUNDAMENTAL POLICIES AND ACCORDINGLY MAY BE CHANGED BY THE TRUSTEES OF THE TRUST AND THE PORTFOLIO WITHOUT OBTAINING THE APPROVAL OF A FUND'S SHAREHOLDERS OR THE INVESTORS IN THE CORRESPONDING PORTFOLIO, AS THE CASE MAY BE. IF ANY CHANGES WERE MADE IN A FUND'S INVESTMENT OBJECTIVE, THE FUND MIGHT HAVE INVESTMENT OBJECTIVES DIFFERENT FROM THE OBJECTIVE WHICH AN INVESTOR CONSIDERED APPROPRIATE AT THE TIME THE INVESTOR BECAME A SHAREHOLDER IN THE FUND.

ORGANIZATION OF THE FUNDS AND THE PORTFOLIOS
------------------------------------------------------------------------------
EACH FUND IS A NON-DIVERSIFIED SERIES OF EATON VANCE MUNICIPALS TRUST II, A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED OCTOBER 25, 1993, AS AMENDED. THE TRUST IS A MUTUAL FUND -- AN OPEN-END MANAGEMENT INVESTMENT COMPANY. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series and because the Trust can offer separate series (such as the Funds), it is known as a "series company." Each share represents an equal proportionate beneficial interest in a Fund. When issued and outstanding, each Fund's shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Fund Shares." Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets available for distribution to shareholders.

EACH PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. The Portfolios, as well as the Trust, intend to comply with all applicable federal and state securities laws. Each Portfolio's Declaration of Trust provides that its corresponding Fund and other entities permitted to invest in that Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Funds nor their shareholders will be adversely affected by reason of the Funds investing in the Portfolios.

SPECIAL INFORMATION ON THE FUND/PORTFOLIO INVESTMENT STRUCTURE. An investor in a Fund should be aware that the Fund, unlike mutual funds which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing its assets in an interest in its corresponding Portfolio, which is a separate investment company with an identical investment objective (although the Fund may temporarily hold a de minimis amount of cash). Therefore, a Fund's interest in the securities owned by its corresponding Portfolio is indirect. In addition to selling an interest to its corresponding Fund, a Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in a Portfolio are not required to sell their shares at the same public offering price as the corresponding Fund due to variations in sales commissions and other operating expenses. Therefore, investors in a Fund should be aware that these differences may result in differences in returns experienced by investors in the various funds that invest in its corresponding Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. For information regarding the investment objective, policies and restrictions of the Portfolios, see "The Funds" Investment Objectives" and "How the Funds and the Portfolios Invest their Assets". Further information regarding investment practices may be found in the Statement of Additional Information.


The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of each Fund in its corresponding Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolios, and affords the potential for economies of scale for each Fund, at least when the assets of its corresponding Portfolio exceed $500 million.


A Fund may withdraw (completely redeem) all its assets from its corresponding Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of that Fund to do so. The investment objective and the nonfundamental investment policies of each Fund and Portfolio may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the shareholders of that Fund or the investors in that Portfolio, as the case may be. Any such change of an investment objective will be preceded by thirty days' advance written notice to the shareholders of the Fund or the investors in the Portfolio, as the case may be. In the event a Fund withdraws all of its assets from its corresponding Portfolio, or the Board of Trustees of the Trust determines that the investment objective of such Portfolio is no longer consistent with the investment objective of the Fund, such Trustees would consider what action might be taken, including investing the assets of such Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. A Fund's investment performance may be affected by a withdrawal of all its assets from its corresponding Portfolio.

Information regarding other pooled investment entities or funds which invest in a Portfolio may be obtained by contacting Eaton Vance Distributors, Inc. (the "Principal Underwriter" or "EVD"), 24 Federal Street, Boston, MA 02110, (617) 482-8260. Smaller investors in a Portfolio may be adversely affected by the actions of a larger investor in the Portfolio. For example, if a large investor withdraws from a Portfolio, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, a Portfolio may hold fewer securities, resulting in increased portfolio risk, and experience decreasing economies of scale. However, this possibility exists as well for historically structured mutual funds which have large or institutional investors.

Until 1992, the Administrator sponsored and advised historically structured funds. Funds which invest all their assets in interests in a separate investment company are a relatively new development in the mutual fund industry and, therefore, the Funds may be subject to additional regulations than historically structured funds.

Each Portfolio's Declaration of Trust provides that the Portfolio will terminate 120 days after the complete withdrawal of a Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolios as partnerships for federal income tax purposes. See "Distributions and Taxes" for further information. Whenever a Fund as an investor in a Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. A Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in a Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the corresponding Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.


The Trustees of the Trust, including a majority of the noninterested Trustees, have approved written procedures designed to identify and address any potential conflicts of interest arising from the fact that the Trustees of the Trust and the Trustees of each Portfolio are the same. Such procedures require each Board to take action to resolve any conflict of interest between a Fund and its corresponding Portfolio, and it is possible that the creation of separate Boards may be considered. For further information concerning the Trustees and officers of the Trust and the Portfolios, see the Statement of Additional Information.

Although each Fund offers only its own shares of beneficial interest, it is possible that a Fund might become liable for a misstatement or omission in this Prospectus regarding another Fund because the Funds use this combined Prospectus. The Trustees of the Trust have considered this factor in approving the use of a combined Prospectus.


MANAGEMENT OF THE FUNDS AND THE PORTFOLIOS
------------------------------------------------------------------------------
EACH PORTFOLIO ENGAGES BOSTON MANAGEMENT AND RESEARCH ("BMR"), A WHOLLY-OWNED SUBSIDIARY OF EATON VANCE MANAGEMENT ("EATON VANCE"), AS ITS INVESTMENT ADVISER. EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931.


Acting under the general supervision of the Board of Trustees of each Portfolio, BMR manages each Portfolio's investments and affairs and furnishes for the use of each Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolios. Under its investment advisory agreement with a Portfolio, BMR receives a monthly advisory fee equal to the aggregate of

    (a) a daily asset based fee computed by applying the annual asset rate applicable to that portion of the total daily net assets in each Category as indicated below, plus

    (b) a daily income based fee computed by applying the daily income rate applicable to that portion of the total daily gross income (which portion shall bear the same relationship to the total daily gross income on such day as that portion of the total daily net assets in the same Category bears to the total daily net assets on such day) in each Category as indicated below:

                                                                                        ANNUAL              DAILY
  CATEGORY           DAILY NET ASSETS                                                 ASSET RATE         INCOME RATE
  ---------------------------------------------------------------------------------------------------------------------

      1          up to $20 million ..........................................           0.100%              1.00%
      2          $20 million but less than $40 million ......................           0.200%              2.00%
      3          $40 million but less than $500 million .....................           0.300%              3.00%
      4          $500 million but less than $1 billion ......................           0.275%              2.75%
      5          $1 billion but less than $1.5 billion ......................           0.250%              2.50%
      6          $1.5 billion but less than $2 billion ......................           0.225%              2.25%
      7          $2 billion but less than $3 billion ........................           0.200%              2.00%
      8          $3 billion and over ........................................           0.175%              1.75%


For the period from the start of business, March 2, 1994, to the fiscal year ended January 31, 1995, each Portfolio, absent a fee reduction, would have paid advisory fees equivalent to the following annualized percentage of average daily net assets:


                                            NET ASSETS AS OF
PORTFOLIO                                   JANUARY 31, 1995     ADVISORY FEE
--------------------------------------------------------------------------------

  Florida Insured ........................    $14,399,951          0.16%(1)
  Hawaii .................................     12,864,539          0.16%(2)
  Kansas .................................      8,306,028          0.16%(3)

(1) To enhance the net income of the Florida Insured Portfolio, BMR made a reduction of its advisory fee in the full amount of such fee and BMR was allocated $13,139 of expenses related to the operation of such Portfolio.


(2) To enhance the net income of the Hawaii Portfolio, BMR made a reduction of its advisory fee in the full amount of such fee and BMR was allocated $13,430 of expenses related to the operation of such Portfolio.

(3) To enhance the net income of the Kansas Portfolio, BMR made a reduction of its advisory fee in the full amount of such fee and BMR was allocated $12,847 of expenses related to the operation of such Portfolio.


BMR OR EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF APPROXIMATELY $16 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company. Eaton Vance Corp., through its subsidiaries and affiliates, engages in investment management and marketing activities, fiduciary services, oil and gas operations, real estate investment, consulting and management, and development of precious metals properties.

Timothy T. Browse has acted as the portfolio manager of the Florida Insured Portfolio since December 1, 1995. He has been a Vice President of Eaton Vance and of BMR since 1993 and an employee of Eaton Vance since 1992. Prior to joining Eaton Vance, he was a municipal bond trader at Fidelity Management & Research Company (1987-1992).

Robert B. MacIntosh has acted as the portfolio manager of the Hawaii Portfolio since it commenced operations. Mr. MacIntosh has been a Vice President of Eaton Vance since 1991 and of BMR since 1992. Prior to joining Eaton Vance, he was a portfolio manager at Fidelity Management & Research Company (1986-1991).


Nicole Anderes has acted as the portfolio manager of the Kansas Portfolio since it commenced operations. She joined Eaton Vance and BMR as a Vice President in January 1994. Prior to joining Eaton Vance, she was a Vice President and portfolio manager at Lazard Freres Asset Management (1992-1994) and a Vice President and Manager -- Municipal Research at Roosevelt & Cross (1987-1992).


Municipal obligations are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. In selecting firms which will execute portfolio transactions, BMR judges their professional ability and quality of service and uses its best efforts to obtain execution at prices which are advantageous to the Portfolios and at reasonably competitive spreads. Subject to the foregoing, BMR may consider sales of shares of the Funds or of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of firms to execute portfolio transactions.


The Trust has retained the services of Eaton Vance to act as Administrator of the Funds. The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of each Fund by investing its assets in its corresponding Portfolio. As Administrator, Eaton Vance provides the Funds with general office facilities and supervises the overall administration of the Fund. For these services Eaton Vance currently receives no compensation. The Trustees of the Trust may determine, in the future, to compensate Eaton Vance for such services.

The Portfolios and the Funds, as the case may be, will each be responsible for all of its respective costs and expenses not expressly stated to be payable by BMR under the investment advisory agreement, by Eaton Vance under the administrative services agreement, or by EVD under the distribution agreement. Such costs and expenses to be borne by the Portfolios and the Funds, as the case may be, include, without limitation; custody and transfer agency fees and expenses, including those for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws and the governmental fees; expenses of reporting to shareholders and investors; proxy statements and other expenses of shareholders' or investors' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with BMR or Eaton Vance; and investment advisory fees, and, if any, administrative services fees. The Portfolios and the Funds will also each bear expenses incurred in connection with litigation in which the Portfolios or the Funds, as the case may be, is a party and any legal obligation to indemnify its respective officers and Trustees with respect thereto.



SERVICE PLANS
--------------------------------------------------------------------------------
In addition to advisory fees and other expenses, each Fund pays service fees pursuant to a Service Plan (the "Plan") designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. EACH FUND'S PLAN PROVIDES THAT THE FUND MAY MAKE SERVICE FEE PAYMENTS FOR PERSONAL SERVICES AND/OR THE MAINTENANCE OF SHAREHOLDER ACCOUNTS TO THE PRINCIPAL UNDERWRITER, FINANCIAL SERVICE FIRMS ("AUTHORIZED FIRMS") AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR ANY FISCAL YEAR. The Trustees of the Trust have initially implemented each Fund's Plan by authorizing the Fund to make service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed
 .20% of the Fund's average daily net assets for any fiscal year which is based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. However, each Fund's Plan authorizes the Trustees of the Trust on behalf of the Fund to increase payments to the Principal Underwriter, Authorized Firms and other persons from time to time without further action by shareholders of the Fund, provided that the aggregate amount of payments made to such persons under the Plan in any fiscal year of the Fund does not exceed .25% of the Fund's average daily net assets. For the period from the start of business, March 3, 1994, to the fiscal year ended January 31, 1995, the Fund did not accrue or pay any service fees under the Plan. The Fund began accruing service fee payments during the quarter ended June 30, 1995. The Plan is described further in the Statement of Additional Information.

Prior to February 1, 1996, the Hawaii Fund and Kansas Fund made sales commission and distribution fee payments pursuant to a Distribution Plan. During the fiscal year ended January 31, 1995, each such Fund paid or accrued sales commissions under that Distribution Plan equivalent to .75% (annualized) of such Fund's average daily net assets. Each such Fund also paid or accrued service fees under that Distribution Plan equivalent to 0.20% (annualized) of such Fund's average daily net assets for such period.



VALUING FUND SHARES
------------------------------------------------------------------------------
EACH FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Each Fund's net asset value per share is determined by its custodian, Investors Bank & Trust Company ("IBT"), (as agent for the Fund) in the manner authorized by the Trustees of the Trust. Net asset value is computed by dividing the value of a Fund's total assets, less its liabilities, by the number of shares outstanding. Because each Fund invests its assets in an interest in its corresponding Portfolio, a Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).


Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per Fund share and the public offering price based thereon. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter, which is a wholly-owned subsidiary of Eaton Vance.

Each Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio), based on market or fair value in the manner authorized by the Trustees of the Portfolio. Net asset value is computed by subtracting the liabilities of a Portfolio from the value of its total assets. Municipal obligations will normally be valued on the basis of valuations furnished by a pricing service. For further information regarding the valuation of the Portfolios' assets, see "Determination of Net Asset Value" in the Statement of Additional Information.


  SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.



HOW TO BUY FUND SHARES
------------------------------------------------------------------------------
SHARES OF A FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR SECURITIES. Investors may purchase shares of a Fund through Authorized Firms at the effective public offering price, which price is based on the effective net asset value per share plus the applicable sales charge. A Fund receives the net asset value, while the sales charge is divided between the Authorized Firm and the Principal Underwriter. The Principal Underwriter will furnish the names of Authorized Firms to an investor upon request. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm. A Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares. Shares of each Fund are offered for sale only in States where such shares may be legally sold.

The sales charge may vary depending on the size of the purchase and the number of shares of Eaton Vance funds the investor may already own, any arrangement to purchase additional shares during a 13-month period or special purchase programs. Complete details of how investors may purchase shares at reduced sales charges under a Statement of Intention or Right of Accumulation are available from Authorized Firms or the Principal Underwriter.

The current sales charges and dealer commissions are:

                                   SALES CHARGE         SALES CHARGE       DEALER COMMISSION
                                 AS PERCENTAGE OF     AS PERCENTAGE OF     AS PERCENTAGE OF
 AMOUNT OF PURCHASE               OFFERING PRICE       AMOUNT INVESTED      OFFERING PRICE
 -------------------------------------------------------------------------------------------
 Less than $50,000                   3.75%                 3.90%                 4.00%
 $50,000 but less than $100,000      2.75                  2.83                  3.00
 $100,000 but less than $250,000     2.25                  2.30                  2.50
 $250,000 but less than $500,000     1.75                  1.78                  2.00
 $500,000 but less than $1,000,000   1.25                  1.27                  1.50
 $1,000,000 or more                  0.00*                 0.00*                 0.50

*No sales charge is payable at the time of purchase on investments of $1 million or more. A contingent deferred sales charge ("CDSC") of 0.50% will be imposed on such investments (as described below) in the event of certain redemptions within 12 months of purchase. For the Florida Insured Fund, such purchases made before March 27, 1995 will be subject to a CDSC of 1% in the event of certain redemptions within 18 months of purchase.

The Principal Underwriter may at times allow discounts up to the full sales charge. During periods when the discount includes the full sales charge, Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933. The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares.

An initial investment in a Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Funds' transfer agent (the "Transfer Agent") as follows: First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services".

Shares of a Fund may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds, including the Portfolios; to officers and employees and clients of Eaton Vance and its affiliates; to registered representatives and employees of Authorized Firms; and bank employees who refer customers to registered representatives of Authorized Firms; and to such persons' spouses and children under the age of 21 and their beneficial accounts. Shares may also be issued at net asset value (1) in connection with the merger of an investment company with a Fund, (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the Investment Adviser provides multiple investment services, such as management, brokerage and custody, (3) where the amount invested represents redemption proceeds from a mutual fund unaffiliated with Eaton Vance, if the redemption occurred no more than 60 days' prior to the purchase of Fund shares and the redeemed shares were subject to a sales charge, and (4) to an investor making an investment through an investment adviser, financial planner, broker or other intermediary that charges a fee for its services and has entered into an agreement with a Fund or its Principal Underwriter.

ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Administrator, in exchange for Fund shares at the applicable public offering price shown above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable public offering price per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.


Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

    IN THE CASE OF BOOK ENTRY:
    Deliver through Depository Trust Co.
    Broker #2212
    Investors Bank & Trust Company

    For A/C EV Traditional [State name] Municipals Fund


    IN THE CASE OF PHYSICAL DELIVERY:
    Investors Bank & Trust Company

    Attention: EV Traditional [State name] Municipals Fund

    Physical Securities Processing Settlement Area
    89 South Street
    Boston, MA 02111


Investors who are contemplating an exchange of securities for shares of a Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities to IBT. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, State and local tax consequences of exchanging securities for Fund shares.


  IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.


HOW TO REDEEM FUND SHARES
-------------------------------------------------------------------------------

A SHAREHOLDER MAY REDEEM FUND SHARES BY DELIVERING TO FIRST DATA INVESTOR SERVICES GROUP, BOS725, P.O. BOX 1559, BOSTON, MASSACHUSETTS 02104, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. The redemption price will be based on the net asset value per share of the applicable Fund next computed after such delivery. Good order means that all relevant documents must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission and acceptable to First Data Investor Services Group. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

Within seven days after receipt of a redemption request in good order by First Data Investor Services Group, a Fund will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any federal income tax required to be withheld. Although each Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by that Fund from its corresponding Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.


To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after EVD, as the Funds' agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to EVD. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

If shares were recently purchased, the proceeds of redemption (or repurchase) will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions or repurchases may result in a taxable gain or loss.


Due to the high cost of maintaining small accounts, each Fund reserves the right to redeem accounts with balances of less than $1,000. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. Thus, an investor making an initial investment of $1,000 would not be able to redeem shares without being subject to this policy. However, no such redemption would be required by a Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares.

If shares have been purchased at net asset value with no initial sales charge by virtue of the purchase having been in the amount of $1 million or more and are redeemed within 12 months of purchase, a CDSC of 0.50% will be imposed on such redemption. For the Florida Insured Fund, such purchases made before March 27, 1995 will be subject to a CDSC of 1% in the event of certain redemptions made within 18 months of purchase. In addition, certain shares of the Hawaii Fund and Kansas Fund purchased prior to February 1, 1996 and redeemed within the first year of their purchase (except shares acquired through the reinvestment of distributions) generally will be subject to a CDSC equal to 1% of the net asset value of redeemed shares. The CDSC will be retained by the Principal Underwriter. The CDSC will be imposed on an amount equal to the lesser of the current market value or the original purchase price of the shares redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any distributions that have been reinvested in additional shares. In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate being charged. It will be assumed that redemptions are made first from any shares in the shareholder's account that are not subject to a CDSC.

The CDSC is waived for redemptions involving certain liquidation, merger or acquisition transactions involving other investment companies. If a shareholder reinvests redemption proceeds within a 60-day period and in accordance with the conditions set forth under "Eaton Vance Shareholder Services -- Reinvestment Privilege," the shareholder's account will be credited with the amount of any CDSC paid on such redeemed shares. In addition, the CDSC applicable to shares of the Hawaii Fund and Kansas Fund purchased prior to February 1, 1996 will be waived for shares redeemed (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services"), (2) as part of a distribution from a retirement plan qualified under Section 401, 403 (b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code"), or (3) as part of a minimum required distribution from other tax-sheltered retirement plans.


REPORTS TO SHAREHOLDERS
------------------------------------------------------------------------------
EACH FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Funds' independent certified public accountants. Shortly after the end of each calendar year, each Fund will furnish its shareholders with information necessary for preparing federal and State tax returns. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.


THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
------------------------------------------------------------------------------
AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE FUNDS' TRANSFER AGENT, FIRST DATA INVESTOR SERVICES GROUP, WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE APPLICABLE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. A Fund will not issue share certificates except upon request.

At least quarterly, shareholders will receive a statement showing complete details of any transaction and the current balance in the account. THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS IN SHARES OF A FUND BY SENDING A CHECK FOR $50 OR MORE to First Data Investor Services Group.

Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA, 02104 (please provide the name of the shareholder, the Fund and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Funds' dividend disbursing agent, First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The currently effective option will appear on each account statement.


Share Option -- Dividends and capital gains will be reinvested in additional shares.

Income Option -- Dividends will be paid in cash, and capital gains will be reinvested in additional shares.

Cash Option -- Dividends and capital gains will be paid in cash.


The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under federal income tax laws.


If the Income Option or Cash Option has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account in shares at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.

DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

"STREET NAME" ACCOUNTS. If shares of a Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its Transfer Agent. Since a Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with a Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an investment firm, or transferring the account to another investment firm, an investor wishing to reinvest distributions should determine whether the firm which will hold the shares allows reinvestment of distributions in "street name" accounts.


THE EATON VANCE EXCHANGE PRIVILEGE
------------------------------------------------------------------------------


Shares of a Fund currently may be exchanged for shares of any of the following funds: Eaton Vance Cash Management Fund, Eaton Vance Income Fund of Boston, Eaton Vance Municipal Bond Fund L.P., Eaton Vance Tax Free Reserves and any fund in the Eaton Vance Traditional Group of Funds on the basis of the net asset value per share of each fund at the time of the exchange (plus, in the case of an exchange made within six months of the date of purchase of shares subject to initial sales charge, an amount equal to the difference, if any, between the sales charge previously paid on the shares being exchanged and the sales charge payable on the shares being acquired). Such exchange offers are available only in States where shares of the fund being acquired may be legally sold.

Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Funds do not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

Shares of a Fund which are subject to a CDSC may be exchanged into any of the above funds without incurring the CDSC. The shares acquired in an exchange may be subject to a CDSC upon redemption. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in the exchange.

First Data Investor Services Group makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult First Data Investor Services Group for additional information concerning the exchange privilege. Applications and prospectuses of other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

Shares of certain other funds for which Eaton Vance acts as investment adviser or administrator may be exchanged for Fund shares on the basis of the net asset value per share of each fund at the time of the exchange, but subject to any restrictions or qualifications set forth in the current prospectus of any such fund.

Telephone exchanges are accepted by First Data Investor Services Group provided that the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call First Data Investor Services Group at 800-262-1122 or, within Massachusetts, 617-573-9403, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Funds, the Principal Underwriter nor First Data Investor Services Group will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.


EATON VANCE SHAREHOLDER SERVICES
------------------------------------------------------------------------------

THE FUNDS OFFER THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the applicable Fund as an expense to all shareholders.


INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of the Fund being purchased may be mailed directly to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104 at any time -- whether or not distributions are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.


BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from a shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.


STATEMENT OF INTENTION: Purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. See "Statement of Intention and Escrow Agreement."

RIGHT OF ACCUMULATION: Purchases may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $50,000 or more. Shares of the Eaton Vance funds listed under "The Eaton Vance Exchange Privilege" may be combined under the Statement of Intention and Right of Accumulation.

WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks in an amount specified by the shareholder. A minimum deposit of $5,000 in shares is required. The maintenance of a withdrawal plan concurrently with purchases of additional shares would be disadvantageous because of the sales charge included in such purchases.

REINVESTMENT PRIVILEGE: A SHAREHOLDER WHO HAS REPURCHASED OR REDEEMED SHARES MAY REINVEST AT NET ASSET VALUE ANY PORTION OR ALL OF THE REPURCHASE OR REDEMPTION PROCEEDS (PLUS THAT AMOUNT NECESSARY TO ACQUIRE A FRACTIONAL SHARE TO ROUND OFF THE PURCHASE TO THE NEAREST FULL SHARE) IN SHARES OF A FUND, or, provided that the shares repurchased or redeemed have been held for at least 60 days, in shares of any of the other funds offered by the Principal Underwriter subject to an initial sales charge, provided that the reinvestment is effected within 60 days after such repurchase or redemption, and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the fund the shares of which are being purchased (or by such fund's transfer agent). The privilege is also available to shareholders of the funds listed under "The Eaton Vance Exchange Privilege" who wish to reinvest such redemption or repurchase proceeds in shares of a Fund. If a shareholder reinvests redemption proceeds within the 60-day period, the shareholder's account will be credited with the amount of any CDSC paid on such redeemed shares. To the extent that any shares of the Fund are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired within the period beginning 30 days before and ending 30 days after the date of the redemption) some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.


DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------

SUBSTANTIALLY ALL OF THE INVESTMENT INCOME ALLOCATED TO A FUND BY ITS CORRESPONDING PORTFOLIO, LESS THE FUND'S DIRECT AND ALLOCATED EXPENSES, WILL BE DECLARED DAILY AS A DISTRIBUTION TO FUND SHAREHOLDERS OF RECORD AT THE TIME OF DECLARATION. Such distributions, whether taken in cash or reinvested in additional shares, will ordinarily be paid on the last day of each month or the next business day thereafter. Each Fund anticipates that for tax purposes the entire distribution, whether paid in cash or reinvested in additional shares of the Fund, will constitute tax-exempt income to shareholders, except for the proportionate part of the distribution that may be considered taxable income if the Fund has taxable income during the calendar year. Shareholders reinvesting the monthly distribution should treat the amount of the entire distribution as the tax cost basis of the additional shares acquired by reason of such reinvestment. Daily distribution crediting will commence on the day that collected funds for the purchase of Fund shares are available at the Transfer Agent. Shareholders of a Fund will receive timely federal income tax information as to the tax-exempt or taxable status of all distributions made by the Fund during the calendar year. A Fund's net realized capital gains, if any, consist of the net realized capital gains allocated to the Fund by its corresponding Portfolio for tax purposes, after taking into account any available capital loss carryovers; a Fund's net realized capital gains, if any, will be distributed at least once a year, usually in December.

Sales charges paid upon a purchase of Fund shares cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent shares of a Fund or of another fund are subsequently acquired pursuant to a Fund's reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Each Fund intends to qualify as a regulated investment company under the Code and to satisfy all requirements necessary to be relieved of federal taxes on income and gains it distributes to shareholders. In satisfying these requirements, each Fund will treat itself as owning its proportionate share of each of its corresponding Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.

  AS A REGULATED INVESTMENT COMPANY UNDER THE CODE, EACH FUND DOES NOT PAY FEDERAL INCOME OR EXCISE TAXES TO THE EXTENT THAT IT DISTRIBUTES TO SHAREHOLDERS ITS NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS IN ACCORDANCE WITH THE TIMING REQUIREMENTS IMPOSED BY THE CODE. AS PARTNERSHIPS UNDER THE CODE, THE PORTFOLIOS DO NOT PAY FEDERAL INCOME OR EXCISE TAXES.

Distributions of interest on certain municipal obligations constitute a tax preference item under the alternative minimum tax provisions applicable to individuals and corporations. Distributions of taxable income (including a portion of any original issue discount with respect to certain stripped municipal obligations and stripped coupons and accretion of certain market discount) and net short-term capital gains will be taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable to shareholders as such for federal income tax purposes, regardless of the length of time Fund shares have been owned by the shareholder. Distributions are taxed in the manner described above whether paid in cash or reinvested in additional shares of a Fund. Tax-exempt distributions received from a Fund are includable in the tax base for determining the taxability of social security and railroad retirement benefits.


Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Fund is not deductible to the extent it is deemed related to the Fund's distribution of tax-exempt interest. Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of a Fund. "Substantial user" is defined in applicable Treasury regulations to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of industrial development bonds and would likely be interpreted to include private activity bonds issued to finance similar facilities.

SEE THE APPENDIX TO THIS PROSPECTUS FOR INFORMATION CONCERNING STATE TAXES. Shareholders should consult their own tax advisers with respect to the State, local and foreign tax consequences of investing in a Fund.


PERFORMANCE INFORMATION
------------------------------------------------------------------------------

FROM TIME TO TIME, EACH FUND MAY ADVERTISE ITS YIELD AND/OR AVERAGE ANNUAL TOTAL RETURN. Each Fund's current yield is calculated by dividing the net investment income per share earned during a recent 30-day period by the maximum offering price per share of the Fund on the last day of the period and annualizing the resulting figure. A taxable-equivalent yield is computed by using the tax-exempt yield figure and dividing by one minus the tax rate. Each Fund's average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compounded rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The average annual total return calculation assumes that the maximum sales charge is deducted from the initial $1,000 purchase order and that all are distributions reinvested at the net asset value on the reinvestment dates during the period. The Funds may publish annual and cumulative total return figures from time to time. Each Fund may also quote total return for the period prior to commencement of operations which would reflect the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge.

Each Fund may also publish its distribution rate and/or its effective distribution rate. Each Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized by the current maximum offering price per share. Each Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. Investors should note that a Fund's yield is calculated using a standardized formula the income component of which is computed from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on a Fund's last monthly distribution which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month.

Each Fund may also furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance data which is based on a Fund's net asset value per share would be reduced if a sales charge were taken into account. The Fund's performance may be compared in publications to the performance of various indices and investments for which reliable data is available, and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Investors should note that the investment results of a Fund will fluctuate over time, and any presentation of a Fund's yield, total return, distribution rate or effective distribution rate for any prior period should not be considered a representation of what an investment may earn or what the Fund's yield, total return, distribution rate or effective distribution rate may be in any future period. If the expenses of a Fund or its corresponding Portfolio are allocated to Eaton Vance, the Fund's performance will be higher.


STATEMENT OF INTENTION AND ESCROW AGREEMENT
------------------------------------------------------------------------------
TERMS OF ESCROW. If the investor, on an application, makes a Statement of Intention to invest a specified amount over a thirteen month period, then out of the initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified on the application shall be held in escrow by the escrow agent in the form of shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in the investor's name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to the investor's order.

When the minimum investment so specified is completed, the escrowed shares will be delivered to the investor. If the investor has an accumulation account the shares will remain on deposit under the investor's account.

If total purchases under this Statement of Intention are less than the amount specified, the investor will promptly remit to EVD any difference between the sales charge on the amount specified and on the amount actually purchased. If the investor does not within 20 days after written request by EVD or the Authorized Firm pay such difference in sales charge, the escrow agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Full shares remaining after any such redemption together with any excess cash proceeds of the shares so redeemed will be delivered to the investor or to the investor's order by the escrow agent.

PROVISION FOR RETROACTIVE PRICE ADJUSTMENT. If total purchases made under this Statement are large enough to qualify for a lower sales charge than that applicable to the amount specified, all transactions will be computed at the expiration date of this Statement to give effect to the lower charge. Any difference in sales charge will be refunded to the investor in cash, or applied to the purchase of additional shares at the lower charge if specified by the investor. This refund will be made by the Authorized Firm and by EVD. If at the time of the recomputation a firm other than the original firm is placing the orders, the adjustment will be made only on those shares purchased through the firm then handling the investor's account.

                                                                      APPENDIX

STATE SPECIFIC INFORMATION

Because each Portfolio will normally invest at least 65% of its assets in the obligations within its corresponding State, it is susceptible to factors affecting that State. Each Portfolio may also invest up to 5% of its net assets in obligations issued by the governments of each of the U.S. Virgin Islands and Guam and up to 35% of its assets in obligations issued by the government of Puerto Rico. Set forth below is certain economic and tax information concerning the States in which the Portfolios invest and Puerto Rico.

The bond ratings provided below are current as of the date of this Prospectus and are based on economic conditions which may not continue; moreover, there can be no assurance that particular bond issues may not be adversely affected by changes in economic, political or other conditions. Unless stated otherwise, the ratings indicated are for obligations of the State. A State's political subdivisions may have different ratings which are unrelated to the ratings assigned to State obligations.

FLORIDA. Florida's financial operations are considerably different than most other states' because, under the State's constitution, there is no state income tax. The lack of an income tax exposes total State tax collections to considerably more volatility than would otherwise be the case and, in the event of an economic downswing, could effect the State's ability to pay principal and interest in a timely manner. The General Fund budget for 1994-95 includes revenues of $14.6 billion (a 7.3% increase over 1993-94) and expenditures of $14.3 billion (a 7.6% increase over 1993-94). Through March, 1995, actual revenues were 0.8% below projections. Unencumbered reserves are projected to be $252.6 million, or 1.8% of expenditures for fiscal year 1995. Unemployment in the State for March, 1995 was 4.4%, compared to the national unemployment rate of 5.5%.

In 1993, the State constitution was amended to limit the annual growth in the assessed valuation of residential property and which, over time, could constrain the growth in property taxes, a major revenue source for local governments. While no immediate ratings implications are expected, the amendment could have a negative impact on the financial performance of local governments over time and lead to ratings revisions which may have a negative impact on the prices of affected bonds.

General obligations of Florida are rated Aa, AA and AA by Moody's, S&P and Fitch, respectively. S&P presently regards the outlook for the State as stable.

FLORIDA TAXES. The Florida Department of Revenue has issued a ruling that shareholders of the Florida Insured Fund that are subject to the Florida intangibles tax will not be required to include the value of their Florida Insured Fund shares in their taxable intangible property if all of the Florida Insured Fund's investments on the annual assessment date are obligations that would be exempt from such tax if held directly by such shareholders, such as Florida and U.S. Government obligations. The Florida Insured Portfolio will normally attempt to invest substantially all of its assets in tax-exempt obligations of Florida, the United States, the Territories or political subdivisions of the United States or Florida ("Florida obligations") and it will ensure that all of its assets held on the annual assessment date are exempt from the Florida intangibles tax. Accordingly, the value of the Florida Insured Fund shares held by a shareholder should, under normal circumstances, be exempt from the Florida intangibles tax.

HAWAII. The Hawaiian economy is concentrated in tourism, agriculture, construction and military operations. Tourism is Hawaii's largest economic sector. In 1992, due largely to the recession in the U.S., total visitor arrivals to the State fell 5.2% from 1991. This trend continued in 1993, with a drop in total visitor arrivals of 6.1% from 1992 figures. Signs of recovery in this key economic sector appeared in 1994, however, with four solid quarters of growth in visitor arrivals. While growth in visitor arrivals slowed some in the first quarter of 1995, total arrivals increased 3.1% in that quarter. Supply constraints presented by the airline industry's cutbacks in scheduled air seats to Hawaii pose an increasingly large risk for the tourism-based economy. Agriculture, dominated by the Hawaiian pineapple and sugar trade, has faced increased foreign competition. Agricultural production has become somewhat more diversified and includes cattle, poultry, vegetables, coffee, flowers and other nursery products, but the agriculture sector continues to decline.

After six years of rapid expansion in the construction industry, building activity declined in 1992 and 1993; however, as a result of damage caused by Hurricane Iniki in September of 1992, construction employment increased in 1993 and the overall decline in construction has lessened. Following the winding down of Hurricane Iniki-related reconstruction on Kauai, construction commitments in the State have been stable in recent quarters. Proposed budget cuts in U.S. military construction spending may, however, adversely impact the State's construction industry, and in fact government construction contracts began to taper off in the first quarter of 1995. Construction activity is expected to decline in 1995. Unemployment in Hawaii fell from a seasonally- adjusted 6.6% in the third quarter of 1994 to 5.2% in the first quarter of 1995, compared to the national unemployment rate of approximately 5.5%.

The State's overall debt levels are high due, in part, to the State's assumption of many local government functions, including local education. Revenue is derived primarily from general excise taxes and individual and corporate income tax. After many years of operating either within planned deficits or with ending fund balances, the State faces a budget shortfall of $250 million or more, much larger than originally anticipated. This has been aggravated by lower forecasted tax revenues. The State's historically strong financial position weakened in 1992 as the recession reduced growth in sales and income taxes. Continued sluggish tax receipts led to a $55 million decline in the State's unreserved general fund position. Preliminary reports indicate tax revenues increased 4.3% in 1994, a reflection of a slowly improving economy. Revenues are expected to continue to grow moderately in 1995. Real gross state product increased by 2.5% in 1994, and the latest data available suggest similar growth in 1995.

Hawaii general obligation bonds are rated Aa by Moody's and AA by S&P. Fitch does not currently rate the State's general obligations.

HAWAII TAXES. In the opinion of McCorriston Miho Miller Mukai, special Hawaii tax counsel to the Hawaii Fund, distributions paid by the Hawaii Fund will generally be exempt from Hawaii income tax to the extent that they are derived from interest on obligations of the State of Hawaii or any of its political subdivisions or authorities or obligations issued by certain other government authorities (for example, U.S. territories). Distributions derived from the Hawaii Fund's other investment income and short-term capital gains will be subject to Hawaii income tax as ordinary income and distributions from net realized long-term capital gains will be subject to Hawaii income tax as capital gains.

Capital gains or losses realized from a redemption, sale or exchange of shares of the Hawaii Fund by a Hawaii resident will be taken into account for Hawaii individual income tax purposes.

KANSAS. The Kansas economy is primarily farm-based. Recent growth in the trade, service and manufacturing sectors has, however, decreased the State's dependence on agriculture. Cuts in military spending will continue to cause firms to downsize. The Kansas unemployment rate remains below the national average as it has for the past 3 decades. Unemployment rose to 5% in 1993 from 4% in 1992, as compared to the national unemployment rate of 6.8% in 1993. The growth of Kansas personal income in 1994 is estimated to be 5.3% compared with 4.0% in 1993 and compared with a 1994 U.S. growth rate of 5.8%.

State revenue sources include a 4.9% sales tax, a corporate income tax between 4% and 7.35%, and an individual tax rate between 3.5% and 7.75%. The State sales tax generates over 20% of the tax revenue. A large portion of local tax revenue is derived from the general property tax and several taxes imposed in lieu thereof, principally the motor vehicle tax. Local sales and use taxes accounted for 5% of tax revenues in 1994, increasing dramatically from $30 million in 1980 to $307.9 million in 1994 as voters in more cities and counties have elected to impose the tax or to raise the tax rate to the maximum permitted by State law. The State's 1994 General Fund showed total revenues of $3.2 billion against total expenditures of $3.2 billion.

Currently the State has no long-term debt; therefore, there is no rating for Kansas general obligation bonds. Certain certificates of participation issued by the State of Kansas are rated A by Moody's and A+ by S&P.

KANSAS TAXES. In the opinion of special Kansas tax counsel, Shook, Hardy & Bacon P.C., individuals, trusts, estates and corporations will not be subject to the Kansas income tax on the portion of exempt-interest dividends derived from interest on obligations of Kansas and its political subdivisions issued after December 31, 1987, and interest on obligations issued before January 1, 1988 where the laws of the State of Kansas authorizing the issuance of such obligations specifically exempt the interest on such obligations from income tax under the laws of the State of Kansas. All remaining dividends (except for dividends, if any, derived from debt obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam and which are exempt from Federal and state income taxes pursuant to federal law), including dividends derived from capital gains, will be includable in the Kansas taxable income of individuals, trusts, estates and corporations. Distributions treated as long-term capital gains for Federal income tax purposes will generally receive the same characterization under Kansas law. Capital gains or losses realized from a redemption, sale or exchange of shares of the Kansas Fund by a Kansas taxpayer will be taken into account for Kansas income tax purposes.

The above exemptions do not apply to the privilege tax imposed on banks, banking associations, trust companies, savings and loan associations, and insurance companies, or the franchise tax imposed on corporations. Banks, banking associations, trust companies, savings and loan associations, insurance companies and corporations are urged to consult their own tax advisors regarding the effects of these taxes before investing in the Kansas Fund.

The Kansas Fund has been advised by the Kansas Department of Revenue that gross earnings derived from the Kansas Fund are not subject to the local intangibles tax imposed by counties, cities and townships pursuant to existing Kansas law.

The tax discussion set forth above is for general information only. The foregoing relates to Kansas income taxation as in effect as of the date of this combined Prospectus. Investors should consult their own tax advisers regarding the state, local and other tax consequences of an investment in the Kansas Fund, including the effects of any change, including any proposed change, in the tax laws.

PUERTO RICO. The economy of Puerto Rico is dominated by the manufacturing and service sectors. Although the economy of Puerto Rico expanded significantly from fiscal 1984 through fiscal 1990, the rate of this expansion slowed during fiscal years 1991, 1992 and 1993. Growth in fiscal 1994 will depend on several factors, including the state of the U.S. economy and the relative stability in the price of oil, the exchange rate of the U.S. dollar and the cost of borrowing. Although the Puerto Rico unemployment rate has declined substantially since 1985, the seasonally adjusted unemployment rate for February, 1995 was approximately 12.5%. The North American Free Trade Agreement (NAFTA), which became effective January 1, 1994, could lead to the loss of Puerto Rico's lower salaried or labor intensive jobs to Mexico.

S&P rates Puerto Rico general obligations debt A, while Moody's rates it Baa1; these ratings have been in place since 1956 and 1976, respectively. S&P assigned a stable outlook on Puerto Rico on April 26, 1994.

                                                                    [LOGO]
                                                               EATON VANCE
                                                                    Mutual Funds

EV TRADITIONAL
MUNICIPAL FUNDS


PROSPECTUS
JUNE 1, 1995
AS REVISED
FEBRUARY 1, 1996


EV TRADITIONAL FLORIDA INSURED MUNICIPALS FUND
EV TRADITIONAL HAWAII MUNICIPALS FUND
EV TRADITIONAL KANSAS MUNICIPALS FUND



EV TRADITIONAL
MUNICIPAL FUNDS
24 FEDERAL STREET
BOSTON, MA 02110
-------------------------------------------------------------------------------
PORTFOLIO INVESTMENT ADVISER
Boston Management and Research, 24 Federal Street, Boston, MA 02110

FUND ADMINISTRATOR
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104
(800) 262-1122

AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110


                                                                     T-TFC6/1P

                 EV TRADITIONAL FLORIDA INSURED MUNICIPALS FUND

                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                                DATE JUNE 1, 1995

         EFFECTIVE FEBRUARY 1, 1996, THE FOLLOWING FUNDS ARE OFFERED PURSUANT TO THE ATTACHED STATEMENT OF ADDITIONAL INFORMATION:

                      EV TRADITIONAL HAWAII MUNICIPALS FUND
                      EV TRADITIONAL KANSAS MUNICIPALS FUND

         The attached Part IIs for the foregoing Funds are added to this Statement of Additional Information. The financial statements for the Funds (each formerly an "EV Classic [State Name] Municipals Fund") are contained in the attached annual report to shareholders.

February 1, 1996

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II


    This Part II provides information about EV TRADITIONAL HAWAII MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and Hawaii State individual income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the Hawaii Municipals Portfolio (the "Portfolio").

                            RISKS OF CONCENTRATION

    The following information as to certain Hawaii considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Hawaii issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Hawaii issuers. Neither the Trust nor the Portfolio has independently verified this information.

    Following a period of strong growth in the late 1980s, the rate of growth of the Hawaiian economy slowed considerably between 1990 and 1993. This was due primarily to the U.S. mainland recession and financial restructuring in Japan. The general economic slowdown affected important sectors of the Hawaiian economy, particularly tourism and construction. During 1994, the Hawaiian economy showed modest signs of recovery following the economic recovery on the U.S. mainland. The Kobe, Japan earthquake, however, apparently contributed to a decline in eastbound visitor arrivals, and construction continued to decline. The number of eastbound visitors increased 4% in 1994 over 1993 and the number of westbound visitors increased 6.3% in 1994 over 1993. In 1994, a total of about 6.5 million visitors came to the State, which represents an increase of 5.4% from 1993.


    Total personal income in Hawaii has increased at a 7.4% average annual rate since 1980, slightly faster than the national rate over the comparable decade. Per capita personal income has increased at a 6.4% average annual rate since 1980 as compared with the 6.1% rate for the nation. Overall, unemployment in Hawaii fell from a seasonally-adjusted 6.6% in the third quarter of 1994 to 5.2% in the first quarter of 1995, compared to the national unemployment rate of approximately 5.5%.

    After six years of rapid expansion in the construction industry through 1991, building activity declined in 1992. The value of construction completed, as measured by the general excise tax base for contracting, fell 8.2% in 1992, 4.2% in 1993, and 12.4% in 1994, following a 4.5% increase in 1991 from 1990 and a 29.1% increase in 1990 from 1989. The value of private building permits, an indicator of future activity, decreased 9.2% in 1994 from 1993.

    Agriculture, dominated by sugar and pineapple production, faces increased foreign competition. Employment in the sugar industry has been steadily decreasing over the past few years. Sugar manufacturing sales decreased 7.1% in 1992 from 1991. Over the same time period, pineapple sales decreased 17.9%. During the past years, agricultural sales have become somewhat more diversified, particularly in the growing and exporting of papayas, macadamia nuts, Kona coffee, flowers and nursery products. Agriculture is also an industry in development. Sales of the State's diversified agriculture totalled $262 million in 1993, a 1.1% decrease from 1992's total.

    Hawaii's county governments (the only units of local government in the State) may issue government obligation bonds. The counties, however, have preferred not to finance capital investment with debt. As a result, relatively minimal amounts are charged to the county general obligation debt limit, which restricts local government indebtedness to not more than 15% of net assessed value of real property.

                              FEES AND EXPENSES


INVESTMENT ADVISER
    As of January 31, 1995, the Portfolio had net assets of $12,864,539. For the period from the Portfolio's start of business, March 2, 1994, to January 31, 1995, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $13,231 (equivalent to 0.16% (annualized) of the Portfolio's average daily net assets for such period). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee and BMR was allocated expenses related to the operation of the Portfolio in the amount of $13,430. The Portfolio's Investment Advisory Agreement with BMR is dated February 25, 1994 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information, the Administrator currently receives no compensation for providing administrative services to the Fund. For the period from the start of business, March 14, 1994, to January 31, 1995, $12,533 of the Fund's operating expenses were allocated to the Administrator.

SERVICE PLAN
    Prior to February 1, 1996, the Fund made sales commission, distribution fee and service fee payments pursuant to a Distribution Plan. For the period from the start of business, March 14, 1994, to January 31, 1995, the Fund accrued sales commission payments under that Plan aggregating $1,573, of which $1,533 was paid to the Principal Underwriter. The Principal Underwriter paid such amount as sales commissions to Authorized Firms. During such period no contingent deferred sales charges were paid to the Principal Underwriter. As at January 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Distribution Plan amounted to approximately $18,000 (which amount was equivalent to 7% of the Fund's net assets on such day). For the period from the start of business, March 14, 1994, to January 31, 1995, the Fund accrued service fee payments under the Distribution Plan aggregating $420, of which $409 was paid to the Principal Underwriter. The Principal Underwriter paid such amount as service fee payments to Authorized Firms.


PRINCIPAL UNDERWRITER
    For the period from the start of business, March 14, 1994, to January 31, 1995, the Fund paid the Principal Underwriter $7.50 for repurchase transactions handled (being $2.50 for each such transaction).

CUSTODIAN
    For the period from the start of business, March 14, 1994, to January 31, 1995, the Fund paid IBT $2,634. For the period from the start of business, March 2, 1994, to January 31, 1995, the Portfolio paid IBT $3,834.

BROKERAGE
    For the period from the start of business, March 2, 1994, to January 31, 1995, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended January 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund and the Portfolio, and, during the first quarter ended March 31, 1995, earned the following compensation in their capacities as Trustees of the other funds in the Eaton Vance fund complex:(1)

                                                   AGGREGATE         AGGREGATE          RETIREMENT           TOTAL COMPENSATION
                                                  COMPENSATION     COMPENSATION       BENEFIT ACCRUED            FROM TRUST
NAME                                               FROM FUND      FROM PORTFOLIO     FROM FUND COMPLEX        AND FUND COMPLEX
----                                              ------------    --------------     -----------------        ----------------
Donald R. Dwight ..............................      --0--            $17(2)              $ 8,750                 $33,750
Samuel L. Hayes, III ..........................      --0--             16(3)               24,885                  41,250
Norton H. Reamer ..............................      --0--             16                   --0--                  33,750
John L. Thorndike .............................      --0--             16                   --0--                  35,000
Jack L. Treynor ...............................      --0--             17                   --0--                  35,000

----------
(1)The Eaton Vance fund complex consists of 205 registered investment companies or series thereof.
(2)Includes $3 of deferred compensation.
(3)Includes $3 of deferred compensation.



                            PRINCIPAL UNDERWRITER

    Shares of the Fund may be continuously purchased at the public offering price through certain Authorized Firms which have agreements with the Principal Underwriter. The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance.

    The public offering price is the net asset value next computed after receipt of the order, plus, where applicable, a variable percentage (sales charge) depending upon the amount of purchase as indicated by the sales charge table set forth in the Fund's current Prospectus (see "How to Buy Fund Shares"). Such table is applicable to purchases of the Fund alone or in combination with purchases of the other funds offered by the Principal Underwriter, made at a single time by (i) an individual, or an individual, his spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account.

    The table is also presently applicable to (1) purchases of Fund shares, alone or in combination with purchases of any of the other funds offered by the Principal Underwriter, through one dealer aggregating $50,000 or more made by any of the persons enumerated above within a thirteen-month period starting with the first purchase pursuant to a written Statement of Intention, in the form provided by the Principal Underwriter, which includes provisions for a price adjustment depending upon the amount actually purchased within such period (a purchase not made pursuant to such Statement may be included thereunder if the Statement is filed within 90 days of such purchase); or (2) purchases of the Fund pursuant to the Right of Accumulation and declared as such at the time of purchase.

    Subject to the applicable provisions of the 1940 Act, the Fund may issue shares at net asset value in the event that an investment company (whether a regulated or private investment company or a personal holding company) is merged or consolidated with or acquired by the Fund. Normally no sales charges will be paid in connection with an exchange of Fund shares for the assets of such investment company. Shares may be sold at net asset value to any officer, director, trustee, general partner or employee of the Fund, the Portfolio or any investment company for which Eaton Vance or BMR acts as investment adviser, any investment advisory, agency, custodial or trust account managed or administered by Eaton Vance or by any parent, subsidiary or other affiliate of Eaton Vance, or any officer, director or employee of any parent, subsidiary or other affiliate of Eaton Vance. The terms "officer," "director," "trustee," "general partner" or "employee" as used in this paragraph include any such person's spouse and minor children, and also retired officers, directors, trustees, general partners and employees and their spouses and minor children. Shares of the Fund may also be sold at net asset value to registered representatives and employees of Authorized Firms and to the spouses and children under the age of 21 and beneficial accounts of such persons.

    The Trust reserves the right to suspend or limit the offering of shares of the Fund to the public at any time.

    The Principal Underwriter acts as principal in selling shares of the Fund under the Distribution Agreement with the Trust on behalf of the Fund. The expenses of printing copies of prospectuses used to offer shares to Authorized Firms or investors and other selling literature and of advertising are borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement is renewable annually by the Board of Trustees of the Trust (including a majority of its Trustees who are not interested persons of the Principal Underwriter or the Trust), may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Principal Underwriter allows Authorized Firms discounts from the applicable public offering price which are alike for all Authorized Firms. The Principal Underwriter may allow, upon notice to all Authorized Firms with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. See "How to Buy Fund Shares" in the Fund's current Prospectus for the discount allowed to Authorized Firms on the sale of Fund shares. During periods when the discount includes the full sales charge, such Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933. For the amount of sales charges for sales of Fund shares paid to the Principal Underwriter (and Authorized Firms), see "Fees and Expenses" in this Part II.

    The Fund has authorized the Principal Underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefor by the Fund. For the amount paid by the Fund to the Principal Underwriter for acting as repurchase agent, see "Fees and Expenses" in this Part II.

                                 SERVICE PLAN

    The Trust on behalf of the Fund has adopted a Service Plan (the "Plan") designed to meet the service fee requirements of the revised sales charge rule of the National Association of Securities Dealers, Inc. (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The following supplements the discussion of the Plan contained in the Fund's Prospectus.

    The Plan remains in effect through April 28, 1996, and from year to year thereafter, provided such continuance is approved by a vote of both a majority of (i) those Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Noninterested Trustees") and (ii) all of the Trustees then in office, cast in person at a meeting (or meetings) called for the purpose of voting on this Plan. The Plan may be terminated any time by vote of the Noninterested Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The Plan has been approved by the Fund's initial sole shareholder (Eaton Vance) and by the Board of Trustees of the Trust, including the Noninterested Trustees.

    Under the Plan, the President or a Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described herein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees of the Trust as prescribed by the Rule. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons. The Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. For the service fees paid by the Fund under the Plan, see "Fees and Expenses" in this Part II.

                           PERFORMANCE INFORMATION

    The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund from March 2, 1994 through January 31, 1995. The total return for the period prior to the Fund's commencement of operations on March 14, 1994 reflects the Portfolio's total return adjusted to reflect any applicable Fund sales charge. The total return for such prior period has not been adjusted to reflect the Fund's service fees and certain other expenses. The performance (including the yield and total return rate figures set forth below) reflects the Fund's sales charge effective February 1, 1996.

                                      VALUE OF A $1,000 INVESTMENT

                                                              TOTAL RETURN                 TOTAL RETURN
                                           VALUE OF       EXCLUDING SALES CHARGE      INCLUDING SALES CHARGE
  INVESTMENT    INVESTMENT  AMOUNT OF     INVESTMENT     --------------------------  --------------------------
    PERIOD         DATE    INVESTMENT     ON 1/31/95      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
------------    ---------- -----------  ---------------  ------------  ------------  ------------  ------------

Life of the
Fund**           3/2/94      $962.50       $911.23          -5.33%         --           -8.88%         --

     Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their orginal cost.

----------
*  Initial investment less the maximum sales charge of 3.75%. This sales charge is effective February 1,
   1996. Prior thereto, Fund shares redeemed within one year of their purchase are subject to a contingent deferred sales charge of 1%.
** If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended January 31, 1995, the yield of the Fund was 4.59%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.59% would be 7.08%, assuming a combined federal and State tax rate of 35.20%. If a portion of the Portfolio's and the Fund's expenses had not been allocated to the Investment Adviser and the Administrator, respectively, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on January 31, 1995 and based on the Fund's monthly distribution paid January 23, 1995) was 4.95%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 5.07%. If a portion of the Portfolio's and the Fund's expenses had not been allocated to the Investment Adviser and the Administrator, respectively, the Fund would have had a lower distribution rate and effective distribution rate.

    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.


                            ADDITIONAL TAX MATTERS
    The Fund qualified as a RIC under the Code for its taxable year ended January 31, 1995 (see Notes to Financial Statements).


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
     As at April 30, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of April 30, 1995, the following shareholders owned beneficially and of record the percentages of outstanding shares of the Fund indicated after their names:
PaineWebber for the Benefit of : HUI500, Wailuku, HI (39.7%); Randall D.J. Yee DDs and Elizabeth A.C. Yee JTTEN, Pukalani, Hi (8.4%); Donna H. Ueki, Kahului, HI (8.2%); Jean F. Nakamoto trustee under the Jean F. Nakamoto REV LIV dated 11-30-90, Kahului, HI (7.1%) and Gayle Namamoto and Riki Nakamoto trustees for the trust dated 6-11-92, Aiea, HI(7.0%). To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION
    The Fund changed its name from EV Classic Hawaii Tax Free Fund to EV Classic Hawaii Municipals Fund on December 15, 1995 and to EV Traditional Hawaii Municipals Fund on February 1, 1996.

                          TAX EQUIVALENT YIELD TABLE

    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and the Hawaii State individual income tax laws and tax rates applicable for 1996.



                                                  COMBINED                       A FEDERAL AND HAWAII STATE
                                                 FEDERAL AND                         TAX EXEMPT YIELD OF:
  SINGLE RETURN           JOINT RETURN             HI STATE       4%       4.5%       5%       5.5%       6%       6.5%       7%
----------------------------------------------       TAX      --------------------------------------------------------------------
           (TAXABLE INCOME*)                      BRACKET+               IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
----------------------------------------------    --------    --------------------------------------------------------------------
   Up to $ 24,000       Up to $ 40,100            23.50%      5.23%       5.88%     6.54%      7.19%     7.84%     8.50%     9.15%
$ 24,001-$ 58,150    $ 40,101-$ 96,900            35.20       6.17        6.94      7.72       8.49      9.26     10.03     10.80
$ 58,151-$121,300    $ 96,901-$147,700            37.90       6.44        7.25      8.05       8.86      9.66     10.47     11.27
$121,301-$263,750    $147,701-$263,750            42.40       6.94        7.81      8.68       9.55     10.42     11.28     12.15
    Over $263,750        Over $263,750            45.64       7.36        8.28      9.20      10.12     11.04     11.96     12.88

*Net amount subject to the federal and Hawaii individual income tax after deductions and exemptions.

+ The first tax bracket is calculated using the highest Hawaii tax rate within the bracket. Taxpayers with taxable income within this bracket may have a lower combined bracket and taxable equivalent yield than indicated above. The combined tax brackets assume that Hawaii taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets set forth above are 15%, 28%, 31%, 36% and 39.6% over the same ranges of income. The assumed Hawaii State income tax rate is 10%.

Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including Hawaii State income taxes) for taxpayers with adjusted gross income in excess of $117,950. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $117,950 and joint filers adjusted gross income in excess of $176,950. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations the interest from which is exempt from the regular federal income tax and Hawaii individual income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Hawaii individual income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credit that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II


    This Part II provides information about EV TRADITIONAL KANSAS MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and Kansas State personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the Kansas Municipals Portfolio (the "Portfolio").


                            RISKS OF CONCENTRATION

    The following information as to certain Kansas considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Kansas issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Kansas issuers. Neither the Trust nor the Portfolio has independently verified this information.

    Traditionally a farm-based economy, recent growth in the trade, services and manufacturing sectors has decreased Kansas' strong dependence on agriculture. At present, the Kansas economy has four major economic sectors (wholesale and retail trade, manufacturing, services, and government) which employ from 16 to 24 percent of the labor force. Agriculture employed an estimated 4.7 percent of the work force in 1994.

    Primary sources of state revenue are a 4.9% sales tax, a corporate income tax between 4% and 7.35% and an individual income tax between 3.5% and 7.75%. In 1994, the sales tax constituted 31% of taxes collected. The largest percentage of expenditures from all state funds are in the areas of education and research (public schools, state universities, state board of education) and human resources (assistance programs). General property taxes generate a large portion of local tax revenue. Local sales and use taxes have provided an increased amount of revenue, from $30 million in 1980 to $307.9 million in 1994, as voters in more cities and counties have elected to impose the tax or to raise the tax rate to the maximum permitted by state law.

    The state's 1994 General Fund showed total revenues of $3.2 billion against total expenditures of $2.5 billion. In 1990, the Kansas legislature approved House Bill 2867 which established ending balances as a mechanism to hold state expenditure growth to the level of revenue growth. House Bill 2867 requires that in each fiscal year certain funds be transferred from the state General Fund to the newly created cash operating reserve fund. The reserve fund is designed to be available in the event that revenues in the General Fund are insufficient to meet budgeted expenditures. House Bill 2867 also provides that state General Fund balances in addition to the cash operating reserve fund must be one percent of expenditures in fiscal year 1993, two percent of expenditures in fiscal year 1994 and 2.5 percent in 1995 and each fiscal year thereafter.


                              FEES AND EXPENSES

INVESTMENT ADVISER
    As of January 31, 1995, the Portfolio had net assets of $8,306,028. For the period from the Portfolio's start of business, March 2, 1994, to January 31, 1995, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $7,589 (equivalent to 0.16% (annualized) of the Portfolio's average daily net assets for such period). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee and BMR was allocated expenses related to the operation of the Portfolio in the amount of $12,847. The Portfolio's Investment Advisory Agreement with BMR is dated February 25, 1994 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information, the Administrator currently receives no compensation for providing administrative services to the Fund. For the period from the start of business, March 3, 1993, to January 31, 1995, $13,344 of the Fund's operating expenses were allocated to the Administrator.

SERVICE PLAN
    Prior to February 1, 1996, the Fund made sales commission, distribution fee and service fee payments pursuant to a Distribution Plan. For the period from the start of business, March 3, 1994, to January 31, 1995, the Fund accrued sales commission payments under that Plan aggregating $4,176, of which $4,054 was paid to the Principal Underwriter. The Principal Underwriter paid such amount as sales commissions to Authorized Firms. During such period no contingent deferred sales charges were paid to the Principal Underwriter. As at January 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Distribution Plan amounted to $73,400 (which amount was equivalent to 11% of the Fund's net assets on such day). For the period from the start of business, March 3, 1994, to January 31, 1995, the Fund accrued service fee payments under the Distribution Plan aggregating $1,113, of which $1,047 was paid to the Principal Underwriter. The Principal Underwriter paid such amount as service fee payments to Authorized Firms.

PRINCIPAL UNDERWRITER
    For the period from the start of business, March 3, 1994, to January 31, 1995, the Fund paid the Principal Underwriter $32.50 for repurchase transactions handled (being $2.50 for each such transaction).

CUSTODIAN
    For the period from the start of business, March 3, 1994, to January 31, 1995, the Fund paid IBT $2,226. For the period from the start of business, March 2, 1994, to January 31, 1995, the Portfolio paid IBT $3,363.

BROKERAGE
    For the period from the start of business, March 2, 1994, to January 31, 1995, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and of the Portfolio who are members of the Eaton Vance organization receive no compensation from the Trust or the Portfolio.) During the fiscal year ended January 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund and the Portfolio, and, during the first quarter ended March 31, 1995, earned the following compensation in their capacities as Trustees of the other funds in the Eaton Vance fund complex:\1/

                                                   AGGREGATE         AGGREGATE          RETIREMENT           TOTAL COMPENSATION
                                                  COMPENSATION     COMPENSATION       BENEFIT ACCRUED            FROM TRUST
NAME                                               FROM FUND      FROM PORTFOLIO     FROM FUND COMPLEX        AND FUND COMPLEX
----                                              ------------    --------------     -----------------        ----------------
Donald R. Dwight ..............................      --0--             $8(2)              $ 8,750                 $33,750
Samuel L. Hayes, III ..........................      --0--             $8(3)               24,885                  41,250
Norton H. Reamer ..............................      --0--              8                   --0--                  33,750
John L. Thorndike .............................      --0--              8                   --0--                  35,000
Jack L. Treynor ...............................      --0--              9                   --0--                  35,000
----------
(1)The Eaton Vance fund complex consists of 205 registered investment companies or series thereof.
(2)Includes $3 of deferred compensation.
(3)Includes $3 of deferred compensation.


                            PRINCIPAL UNDERWRITER

    Shares of the Fund may be continuously purchased at the public offering price through certain Authorized Firms which have agreements with the Principal Underwriter. The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance.

    The public offering price is the net asset value next computed after receipt of the order, plus, where applicable, a variable percentage (sales charge) depending upon the amount of purchase as indicated by the sales charge table set forth in the Fund's current Prospectus (see "How to Buy Fund Shares"). Such table is applicable to purchases of the Fund alone or in combination with purchases of the other funds offered by the Principal Underwriter, made at a single time by (i) an individual, or an individual, his spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account.

    The table is also presently applicable to (1) purchases of Fund shares, alone or in combination with purchases of any of the other funds offered by the Principal Underwriter, through one dealer aggregating $50,000 or more made by any of the persons enumerated above within a thirteen-month period starting with the first purchase pursuant to a written Statement of Intention, in the form provided by the Principal Underwriter, which includes provisions for a price adjustment depending upon the amount actually purchased within such period (a purchase not made pursuant to such Statement may be included thereunder if the Statement is filed within 90 days of such purchase); or (2) purchases of the Fund pursuant to the Right of Accumulation and declared as such at the time of purchase.

    Subject to the applicable provisions of the 1940 Act, the Fund may issue shares at net asset value in the event that an investment company (whether a regulated or private investment company or a personal holding company) is merged or consolidated with or acquired by the Fund. Normally no sales charges will be paid in connection with an exchange of Fund shares for the assets of such investment company. Shares may be sold at net asset value to any officer, director, trustee, general partner or employee of the Fund, the Portfolio or any investment company for which Eaton Vance or BMR acts as investment adviser, any investment advisory, agency, custodial or trust account managed or administered by Eaton Vance or by any parent, subsidiary or other affiliate of Eaton Vance, or any officer, director or employee of any parent, subsidiary or other affiliate of Eaton Vance. The terms "officer," "director," "trustee," "general partner" or "employee" as used in this paragraph include any such person's spouse and minor children, and also retired officers, directors, trustees, general partners and employees and their spouses and minor children. Shares of the Fund may also be sold at net asset value to registered representatives and employees of Authorized Firms and to the spouses and children under the age of 21 and beneficial accounts of such persons.

    The Trust reserves the right to suspend or limit the offering of shares of the Fund to the public at any time.

    The Principal Underwriter acts as principal in selling shares of the Fund under the Distribution Agreement with the Trust on behalf of the Fund. The expenses of printing copies of prospectuses used to offer shares to Authorized Firms or investors and other selling literature and of advertising are borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement is renewable annually by the Board of Trustees of the Trust (including a majority of its Trustees who are not interested persons of the Principal Underwriter or the Trust), may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Principal Underwriter allows Authorized Firms discounts from the applicable public offering price which are alike for all Authorized Firms. The Principal Underwriter may allow, upon notice to all Authorized Firms with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. See "How to Buy Fund Shares" in the Fund's current Prospectus for the discount allowed to Authorized Firms on the sale of Fund shares. During periods when the discount includes the full sales charge, such Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933. For the amount of sales charges for sales of Fund shares paid to the Principal Underwriter (and Authorized Firms), see "Fees and Expenses" in this Part II.

    The Fund has authorized the Principal Underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefor by the Fund. For the amount paid by the Fund to the Principal Underwriter for acting as repurchase agent, see "Fees and Expenses" in this Part II.

                                 SERVICE PLAN

    The Trust on behalf of the Fund has adopted a Service Plan (the "Plan") designed to meet the service fee requirements of the revised sales charge rule of the National Association of Securities Dealers, Inc. (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The following supplements the discussion of the Plan contained in the Fund's Prospectus.

    The Plan remains in effect through April 28, 1996, and from year to year thereafter, provided such continuance is approved by a vote of both a majority of (i) those Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Noninterested Trustees") and (ii) all of the Trustees then in office, cast in person at a meeting (or meetings) called for the purpose of voting on this Plan. The Plan may be terminated any time by vote of the Noninterested Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The Plan has been approved by the Fund's initial sole shareholder (Eaton Vance) and by the Board of Trustees of the Trust, including the Noninterested Trustees.

    Under the Plan, the President or a Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described herein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees of the Trust as prescribed by the Rule. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons. The Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. For the service fees paid by the Fund under the Plan, see "Fees and Expenses" in this Part II.

                        ADDITIONAL OFFICER INFORMATION

    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I of this SAI, Nicole Anderes (34) is a Vice President of the Portfolio. Ms. Anderes has served as a Vice President of the Portfolio since June 19, 1995. Ms. Anderes has been a Vice President of BMR and Eaton Vance since 1994 and is an officer of various investment companies managed by Eaton Vance or BMR. Prior to joining Eaton Vance, Ms. Anderes was Vice President and portfolio manager, Lazard Freres Asset Management (1992- 1994) and Vice President and Manager -- Municipal Research, Roosevelt & Cross (1987-1992).

                           PERFORMANCE INFORMATION

    The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from March 3, 1994 through January 31, 1995. The performance (including the yield and distribution rate figures set forth below) reflects the Fund's sales charge effective February 1, 1996.

                                      VALUE OF A $1,000 INVESTMENT

                                                              TOTAL RETURN                 TOTAL RETURN
                                           VALUE OF         EXCLUDING SALES CHARGE      INCLUDING SALES CHARGE
  INVESTMENT    INVESTMENT  AMOUNT OF     INVESTMENT     --------------------------  --------------------------
    PERIOD         DATE    INVESTMENT     ON 1/31/95      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
------------    ---------- -----------  ---------------  ------------  ------------  ------------  ------------
Life of the
Fund**           3/2/94      $962.46       $961.47          -0.11%**      --           -3.85%         --

     Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their orginal cost.

----------
*  Initial investment less the maximum sales charge of 3.75%. This sales charge is effective February 1,
   1996. Prior thereto, Fund shares redeemed within one year of their purchase are subject to a contingent deferred sales charge of 1%.
** If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended January 31, 1995, the yield of the Fund was 4.76%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.76% would be 7.17%, assuming a combined federal and State tax rate of 33.58%. If a portion of the Portfolio's and the Fund's expenses had not been allocated to the Investment Adviser and the Administrator, respectively, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on January 31, 1995 and based on the Fund's monthly distribution paid January 23, 1995) was 4.66%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 4.76%. If a portion of the Portfolio's and the Fund's expenses had not been allocated to the Investment Adviser and the Administrator, respectively, the Fund would have had a lower distribution rate and effective distribution rate.

    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.

                            ADDITIONAL TAX MATTERS

    The Fund qualified as a RIC under the Code for its taxable year ended January 31, 1995 (see Notes to Financial Statements).

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As at April 30, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of April 30, 1995, the following shareholders owned of record the percentages of shares indicated after their names: Glendora Brindle, Trustee of Glendora Brindle Living Trust under Agreement dated June 2, 1992, Fredonia, KS (9.2%), Thomas E. Niehaus & Karl K. Niehaus, JTWROS, Olathe, KS (7.0%), M. Earline Foster, Independence, KS (6.0%), Wanda M. Sloan, Trustee of Wanda M. Sloan Trust under Agreement dated February 8, 1990, Neodesha, KS (5.6%), Lee L. Hoyt & Inez
L. Hoyt, JTWROS, Longton, KS (5.1%) and John M. Yoger, Trustee under Agreement dated October 7, 1992 of John L. Yoger Revocable Living Trust, Girard, KS (5.0%). To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION

    The Fund changed its name from EV Classic Kansas Tax Free Fund to EV Classic Kansas Municipals Fund on December 15, 1995 and to EV Traditional Kansas Municipals Fund on February 1, 1996.

                          TAX EQUIVALENT YIELD TABLE

    The tables below give the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt bonds yielding from 4% to 7% under the regular federal income tax and Kansas State income tax laws applicable for 1996.

                                                                    A FEDERAL AND KANSAS STATE
                          COMBINED                                     TAX EXEMPT YIELD OF:
   JOINT RETURN          FEDERAL AND           4%        4.5%        5%        5.5%        6%        6.5%        7%
-------------------        KS STATE          -------------------------------------------------------------------------
  TAXABLE INCOME*        TAX BRACKET+                      IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
-------------------      ------------        -------------------------------------------------------------------------
    Up to  & 24,O00         22.86%           5.19%      5.83%      6.48%      7.13%      7.78%      8.43%      9.07%
$ 24,001 - $ 58,150         34.80            6.14       6.90       7.67       8.44       9.20       9.97      10.74
$ 58,151 - $121,300         37.52            6.40       7.20       8.00       8.80       9.60      10.40      11.20
$121,301 - $263,750         42.05            6.90       7.77       8.63       9.49      10.35      11.22      12.08
      Over $263,750         45.31            7.31       8.23       9.14      10.06      10.97      11.88      12.80


                                                                    A FEDERAL AND KANSAS STATE
                          COMBINED                                     TAX EXEMPT YIELD OF:
   JOINT RETURN          FEDERAL AND           4%        4.5%        5%        5.5%        6%        6.5%        7%
-------------------        KS STATE          -------------------------------------------------------------------------
  TAXABLE INCOME*        TAX BRACKET+                      IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
-------------------      ------------        -------------------------------------------------------------------------
    Up to  & 40,100         23.93%           5.26%      5.92%      6.57%      7.23%      7.89%      8.54%      9.20%
$ 40,101 - $ 96,900         35.74            6.22       7.00       7.78       8.56       9.34      10.12      10.89
$ 96,901 - $147,700         38.42            6.50       7.31       8.12       8.93       9.74      10.55      11.37
$147,701 - $263,750         42.88            7.00       7.88       8.75       9.63      10.50      11.38      12.25
      Over $263,750         46.09            7.42       8.35       9.28      10.20      11.13      12.06      12.99

*Net amount subject to federal and Kansas personal income tax after deductions and exemptions.

+ The combined tax rates are calculated using the highest State income tax rate for each federal income bracket shown and a local intangibles rate of 3.00%. An investor with taxable income below the highest dollar amount in the lowest bracket and/or residing in a county, city or township imposing a lower intangibles tax rate may have a lower combined tax rate and taxable equivalent yield than shown above. The applicable federal tax rates within the brackets set forth above are 15%, 28%, 31%, 36% and 39.6% over the same ranges of income.

The above-indicated combined federal and Kansas State income brackets assume that State and local intangibles income taxes are itemized deductions for federal income tax purposes and do not take into account the effect of a reduction in the deductibility of itemized deductions (including Kansas State and local intangibles income taxes) for taxpayers with adjusted gross income in excess of $117,950, nor do they reflect phaseout of personal exemptions for single and joint filers with adjusted gross income in excess of $117,950 and $176,950, respectively. The effective combined tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Note: Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and Kansas personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Kansas personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

EATON VANCE MUNICIPALS TRUST II

FOR THE FUNDS:

        *  EV Classic Florida Insured Tax Free Fund

        *  EV Classic Hawaii Tax Free Fund

        *  EV Classic Kansas Tax Free Fund

--------------------------------------------------------------------------------

                                   [GRAPHIC]

--------------------------------------------------------------------------------

                           ANNUAL SHAREHOLDER REPORT
                                JANUARY 31, 1995

                                To Shareholders


To say that 1994 was a difficult time for fixed-income markets would be an understatement. According to several reports, 1994 was the worst single year for bond markets since at least 1927.

Put simply, the troubles experienced by fixed-income markets were the result of an economy that remained stronger than most observers had anticipated at the start of the year. In response to this persistent economic strength and in an attempt to keep inflation in check, the Federal Reserve raised short-term interest rates a total of six times during the year, thereby depressing bond prices.

Since the end of the year, the Fed already has raised interest rates once again.It's expected that economists and market observers alike will continue to watch closely both the Fed's actions and the economic indicators, to ensure that inflation is in check.

But the market slide was not the only investment news during 1994. Many shareholders also may have heard about the problems affecting the investments of Orange County,CA, and may have wondered whether those problems have affected their investment in non-California Funds. While Orange County bonds were affected, the market realized that this was an isolated situation and other bonds have not been affected.

Despite the difficulties that beset the market in 1994, we feel optimistic about prospects for 1995. The market now appears convinced that the Federal Reserve is, in fact, keeping a tight watch on inflation. Core inflation was 2.7 percent for 1994. Also, the changes in Washington that resulted from the November elections could be positive for financial markets.

No matter what the economic environment, the goal of your Fund remains the same: to continue to hold a portfolio of high-quality bonds that provides a competitive distribution of tax-exempt income.

For this most recent report, please note that we have made some changes in the way we describe the individual Funds and their Portfolios. On the following pages, each of the funds will be described using a Portfolio Overview, which is a brief description of each Portfolio's contents as well as some observations from each portfolio manager. Of course, we continue to provide a detailed description of the contents of each Portfolio in the back of this report. For the first time, we also are including a profile of a specific bond held in eachPortfolio. This information will help you understand the investments that we make with your money.

I hope that you find this additional information useful.

[PHOTO]    Sincerely,

           [SIGNATURE]

           Thomas J.Fetter
           President
           March  20, 1995

RESULTS FOR THE FISCAL YEAR THAT ENDED JANUARY 31, 1995
FOR THE FOLLOWING FUNDS...

                                        DIVIDENDS         NAV          FUND'S        If Your       You Would       Federal
                                           PAID        Per Share      DISTRIBU-      Combined       Need An        Income
                                         BY FUND          at            TION         Federal       After-Tax         Tax
                                         (DURING        1/31/95        RATE AT         and        Equivalent       Inform-
                                       FISCAL YEAR)                    1/31/95      State Tax     Yield Of...      ation*
                                                                                    Rate Is...
EV Classic Florida Insured
Tax Free Fund                             $0.323         $9.75          5.10%         36.00%         7.97%         98.61%

EV Classic Hawaii
Tax Free Fund                             $0.434         $9.04          5.14%         43.68%         9.13%         99.29%

EV Classic Kansas
Tax Free Fund                             $0.443         $9.54          4.84%         39.20%         7.96%         99.25%

* Percentages represent the amounts of the total dividends paid by the Funds, from net investment income during the year that ended January 31, 1995, that have been designated as tax-exempt interest dividends. Tax legislation eliminated the exception to the market discount rules applicable to tax-exempt obligations. As a result, certain tax-exempt obligations acquired by the Portfolio at market discounts may generate a small amount of ordinary taxable income.

                    EV Classic Florida Insured Tax Free Fund

[GRAPHIC]

PORTFOLIO OVERVIEW
Based on market value as of Jan. 31, 1995

Number of issues  . . . . . . . . . . . . . . . . . . . . . . . . . 41
Average quality . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa
Investment grade  . . . . . . . . . . . . . . . . . . . . . . .  100.0%
Effective maturity (years)  . . . . . . . . . . . . . . . . . .  23.09

Largest sectors:
   Insured water and sewer  . . . . . . . . . . . . . . . . . . . 23.6%*
   Insured special tax revenue  . . . . . . . . . . . . . . . . . 18.6*
   Housing  . . . . . . . . . . . . . . . . . . . . . . . . . . . 12.2
   Insured industrial development . . . . . . . . . . . . . . . .  8.0*
   Insured health care  . . . . . . . . . . . . . . . . . . . . .  7.0*

* Private insurance does not remove the market risks associated with this investment.

FROM THE PORTFOLIO MANAGER

"With the Florida economy improving overall during 1994, the state's economic outlook appears to be positive. We're pleased to be able to provide investors with high-quality tax exempt investments that contribute to the economic success of the state of Florida.(+)"

(+) A portion of the Fund's income could be subject to Federal alternative minimum tax.

FLORIDA IN 1994

The Florida economy turned in generally positive results during the year, with an improving labor market, as demonstrated by a lower unemployment rate and an improved housing market.

The state's important tourism industry, while experiencing a slight decrease in visitors in 1994, was more stable than in recent years because of the improved national economy. Analysts expect population growth to continue to be healthy in coming years, with Florida maintaining its position as the fourth-largest state in terms of population.

BOND PORTFOLIO: YOUR MONEY AT WORK

Florida Department of Environmental Protection

[GRAPHIC]

These bonds are a significant holding in the Portfolio. The state uses the money to acquire land that is in danger of development and that will help protect Florida's groundwater.

Some recent projects that have used this money include Silver Springs, a large wooded reserve near Ocala that had been privately held. Now it is a state forest protected from development. Other money is being used to restructure the Kissimmee River to increase water flow into the Everglades.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC FLORIDA INSURED TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX
From June 30, 1994 through January 31, 1995

 CUMULATIVE                      Life                  Value of
TOTAL RETURN                  of Fund(*)          Investment at 1/31
------------                  ----------          ------------------
With CDSC                       -0.2%                   $10,126
Without CDSC                     0.8%                   $10,225

               Classic
           Florida Insured       Lehman Bros.
Date        Tax Free Fund       Muni Tax Fund
6/94           10,000              10,000
7/94           10,282              10,180
8/94           10,250              10,216
9/94           10,043              10,066
10/94           9,763               9,887
11/94           9,532               9,708
12/94           9,866               9,922
1/95           10,225              10,206

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
(*) Investment operations commenced 6/15/94.
(+) Index performance is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

To the left is a performance chart comparing your Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the unmanaged Lehman Brothers Municipal Bond Index.

The solid line on the chart represents the Fund's performance. The Fund's total return figure reflects Fund expenses and portfolio transaction costs, and assumes the reinvestment of income dividends and capital gain distributions. The second dollar amount listed for the Fund reflects the Fund's applicable 1% contingent deferred sales charge (CDSC), deducted for redemptions made within the first 12 months of purchase.

The dotted line represents the performance of the Lehman Brothers Municipal Bond Index, a broad-based, widely recognized unmanaged index of municipal bonds. Whereas the Fund's portfolio principally comprises Florida bonds, the Index is composed of bonds from all 50 states and many jurisdictions. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index.

                        EV Classic Hawaii Tax Free Fund

[GRAPHIC]

PORTFOLIO OVERVIEW
Based on market value as of Jan. 31, 1995

Number of issues  . . . . . . . . . . . . . . . . . . . . . . . . . 33
Average quality . . . . . . . . . . . . . . . . . . . . . . . . . . AA
Investment grade  . . . . . . . . . . . . . . . . . . . . . . .  97.6%
Effective maturity (years)  . . . . . . . . . . . . . . . . . .  19.75

Largest sectors:
   General obligation . . . . . . . . . . . . . . . . . . . . . . 20.0%
   Insured general obligation . . . . . . . . . . . . . . . . . . 14.4*
   Insured transportation . . . . . . . . . . . . . . . . . . . . 14.0*
   Industrial development/pollution control . . . . . . . . . . . 11.7
   Housing  . . . . . . . . . . . . . . . . . . . . . . . . . . .  8.5

* Private insurance does not remove the market risks associated with this investment.

FROM THE PORTFOLIO MANAGER

[PHOTO of Robert B. Macintosh]

"Tourism is making a comeback and the state did the things it needed to do to maintain its AA rating during the difficult times. The world economy continues to strengthen, which should continue to help Hawaii's tourism industry."(+)

(+) A portion of the Fund's income could be subject to Federal alternative minimum tax.

HAWAII IN 1994

Tourism in Hawaii staged a comeback in 1994. That's good new, because the state's economy relies heavily on tourism dollars, and had experienced three consecutive years of declines in the number of visitors. The recovery is being attributed in part to a stronger U.S. economy.

The state benefits from a very stable military presence. Because of its strategic geographic position, Hawaii will experience few military cutbacks.

Because the state has assumed many financial burdens that other states leave to local government, Hawaii's state debt burden is high, but state finances are regarded as strong.

BOND PROFILE: YOUR MONEY AT WORK
Hawaii Airport System

[GRAPHIC]

One bond in the Portfolio is a 7.5% coupon bond maturing in 2020. Money from it and others in its series, issued in 1990, is being used to finance improvements at state airports. Among the specific projects financed with this money are construction of a new Inter-Island Terminal at Honolulu International Airport and new terminal facilities at Kahului Airport on Maui. While this is an insured bond, private insurance does not remove the market risks associated with an investment in the Fund.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC HAWAII TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX From March 31, 1994, through January 31, 1995

 CUMULATIVE                      Life                  Value of
TOTAL RETURN                  of Fund(*)          Investment at 1/31
With CDSC                       -6.1%                   $9,818
Without CDSC                    -5.2%                   $9,913

Lehman Brothers Municipal Bond Index: $10,321
EV Classic Hawaii Tax Free Fund: $9,913


          Classic Hawaiian       Lehman Bros.
Date       Tax Free Fund        Muni Bond Index
3/94          10,000               10,000
4/94           9,985               10,085
5/94          10,074               10,172
6/94           9,918               10,113
7/94          10,081               10,295
8/94          10,119               10,331
9/94           9,931               10,180
10/94          9,669                9,999
11/94          9,423                9,818
12/94          9,639               10,034
1/95           9,913               10,321

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
(*)Investment operations commenced 3/14/94.
(+)Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

To the left is a performance chart comparing your Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the unmanaged Lehman Brothers Municipal Bond Index.

The solid line on the chart represents the Fund's performance. The Fund's total return figure reflects Fund expenses and portfolio transaction costs, and assumes the reinvestment of income dividends and capital gain distributions. The second dollar amount listed for the Fund reflects the Fund's applicable 1% contingent deferred sales charge (CDSC), deducted for redemptions made within the first 12 months of purchase.

The dotted line represents the performance of the Lehman Brothers Municipal Bond Index, a broad-based, widely recognized unmanaged index of municipal bonds. Whereas the Fund's portfolio principally comprises Hawaii bonds, the Index is composed of bonds from all 50 states and many jurisdictions. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index.

                        EV Classic Kansas Tax Free Fund

[GRAPHIC]

PORTFOLIO OVERVIEW
Based on market value as of Jan. 31, 1995

Number of issues  . . . . . . . . . . . . . . . . . . . . . . . . . 45
Average quality . . . . . . . . . . . . . . . . . . . . . . . . .  AA+
Investment grade  . . . . . . . . . . . . . . . . . . . . . . . 100.0%
Effective maturity (years)  . . . . . . . . . . . . . . . . . .  18.56

Largest sectors:
   Housing  . . . . . . . . . . . . . . . . . . . . . . . . . . . 24.4%
   Insured general obligation, school districts . . . . . . . . . 13.7*
   General obligation, school districts . . . . . . . . . . . . . 13.2
   Transportation . . . . . . . . . . . . . . . . . . . . . . . . 11.1
   Insured general obligation . . . . . . . . . . . . . . . . . . 10.7*

* Private insurance does not remove the market risks associated with this investment.

FROM THE PORTFOLIO MANAGER

[PHOTO of Nicole Anderes]

"While the municipal market typically views Kansas as a high quality "plain vanilla" state, the Kansas municipal market still offers us opportunities to maximize tax-exempt yield for our shareholders while preserving credit quality."(+)

(+) A portion of the Fund's income could be subject to Federal alternative minimum tax.

KANSAS IN 1994

The performance of the Kansas economy was better in 1994 than in the previous year but still lagged behind the nation in economic growth. The aftermath of severe flooding in 1993 combined with continued downsizing in the airplane manufacturing industry to dampen the state's historically strong economic results.

Employment grew 2.2 percent in 1994 compared to 1.2 percent in 1993 and to 2.6 nationwide in 1994. The metropolitan Topeka area was the brightest spot among the state's regional economies.

Prospects for 1995 continue to be muted, with the state expected to turn in 1995 results similar to 1994's.

BOND PROFILE: YOUR MONEY AT WORK
Sedgwick County Mortgage Loan

This AAA-rated bond is due in 2010 and offers the Portfolio exceptional value considering its excellent credit quality. Money from this and other bonds is used to provide mortgage loans to moderate-income residents, thereby increasing the number of people who can become homeowners.

The bonds themselves are AAA-rated because of their insurance, but their underlying credit quality is very strong as well because the home mortgages that are in the pool backing the bonds are collateralized by GNMA.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC KANSAS TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX From March 31, 1994, through January 31, 1995

 CUMULATIVE                      Life                  Value of
TOTAL RETURN                  of Fund(*)          Investment at 1/31
With CDSC                       -1.1%                   $10,116
Without CDSC                    -0.1%                   $10,214

Lehman Brothers Municipal Bond Index: $10,321
EV Classic Kansas Tax Free Fund: $10,214



           Classic Kansas         Lehman Bros.
Date       Tax Free Fund        Muni Bond Index
3/94          10,000               10,000
4/94          10,112               10,085
5/94          10,248               10,172
6/94          10,124               10,113
7/94          10,336               10,295
8/94          10,352               10,331
9/94          10,147               10,180
10/94          9,891                9,999
11/94          9,619                9,818
12/94          9,872               10,034
1/95          10,214               10,321

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
(*) Investment operations commenced 3/3/94.
(+) Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

To the left is a performance chart comparing your Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the unmanaged Lehman Brothers Municipal Bond Index.

The solid line on the chart represents the Fund's performance. The Fund's total return figure reflects Fund expenses and portfolio transaction costs, and assumes the reinvestment of income dividends and capital gain distributions. The second dollar amount listed for the Fund reflects the Fund's applicable 1% contingent deferred sales charge (CDSC), deducted for redemptions made within the first 12 months of purchase.

The dotted line represents the performance of the Lehman Brothers Municipal Bond Index, a broad-based, widely recognized unmanaged index of municipal bonds. Whereas the Fund's portfolio principally comprises Kansas bonds, the Index is composed of bonds from all 50 states and many jurisdictions. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index.

                           EV Classic Tax Free Funds
                              Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                January 31, 1995

                                                                   CLASSIC            CLASSIC          CLASSIC
                                                               FLORIDA INSURED         HAWAII           KANSAS
                                                               ---------------       ---------        ----------
ASSETS:
  Investment in Portfolio -
    Identified cost                                              $ 1,436,425         $ 259,596        $  667,660
    Unrealized appreciation (depreciation)                            49,556           (3,400)          (26,369)
                                                                 -----------         ---------        ----------
   Total investment in Portfolio, at value (Note 1A)             $ 1,485,981         $ 256,196        $  641,291
   Receivable from the Administrator (Note 4)                          8,481            12,533            13,344
   Deferred organization expenses (Note 1D)                            9,825            17,189            15,355
                                                                 -----------         ---------        ----------
        Total assets                                             $ 1,504,287         $ 285,918        $  669,990
                                                                 ===========         =========        ==========

LIABILITIES:
  Dividends payable                                              $     1,430         $     318        $      717
  Payable for shares redeemed                                              -            24,700                 -
  Payable to Affiliate -
    Custodian fee                                                         84                84                84
  Accrued expenses                                                    16,000             3,992             4,305
                                                                 -----------         ---------        ----------
        Total liabilities                                        $    17,514         $  29,094        $    5,106
                                                                 -----------         ---------        ----------
NET ASSETS                                                       $ 1,486,773         $ 256,824        $  664,884
                                                                 ===========         =========        ==========

SOURCES OF NET ASSETS:
  Paid-in capital                                                $ 1,438,301         $ 273,076        $  695,418
  Accumulated net realized gain (loss) on investment and
    financial futures transactions (computed on the basis
    of identified cost)                                                  409          (11,983)           (2,723)
  Accumulated distributions in excess of net investment
    income                                                           (1,493)             (869)           (1,442)
  Unrealized appreciation (depreciation) of investments and
    financial futures contracts from Portfolio (computed
    on the basis of identified cost)                                  49,556           (3,400)          (26,369)
                                                                 -----------         ---------        ----------
        Total                                                    $ 1,486,773         $ 256,824        $  664,884
                                                                 ===========         =========        ==========

SHARES OF BENEFICIAL INTEREST OUTSTANDING                            152,551            28,416            69,712
                                                                 ===========         =========        ==========

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE (NOTE 7) (net assets / shares of beneficial
  interest outstanding)                                          $      9.75         $    9.04        $     9.54
                                                                 ===========         =========        ==========

                       See notes to financial statements

                            STATEMENT OF OPERATIONS


                                                                    CLASSIC          CLASSIC           CLASSIC
                                                               FLORIDA INSURED(*)   HAWAII(*)         KANSAS(*)
                                                               ------------------   ----------        ----------
INVESTMENT INCOME (NOTE 1B):
  Interest income allocated from Portfolio                          $ 15,239        $   11,481        $   29,446
  Expenses allocated from Portfolio                                      (5)             (135)              (35)
                                                                    --------        ----------        ----------
    Net investment income from Portfolio                            $ 15,234        $   11,346        $   29,411
                                                                    --------        ----------        ----------

  Expenses-
    Distribution costs (Note 5)                                     $  2,696         $   1,993        $    5,289
    Custodian fees (Note 4)                                              986             2,634             2,226
    Transfer and dividend distributing agent fees                        111               117               231
    Legal and accounting services                                        244               100               207
    Amortization of organization expenses (Note 1D)                    1,442             3,708             3,455
    Printing and postage                                               5,022             5,382             6,175
    Registration costs                                                   501                99               747
    Miscellaneous                                                        175               493               303
                                                                    --------        ----------        ----------
        Total expenses                                              $ 11,177        $   14,526        $   18,633
  Deduct allocation of expenses to the Administrator
    (Note 4)                                                           8,481            12,533            13,344
                                                                    --------        ----------        ----------
        Net expenses                                                $  2,696        $    1,993        $    5,289
                                                                    --------        ----------        ----------
            Net investment income                                   $ 12,538        $    9,353        $   24,122
                                                                    --------        ----------        ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) from Portfolio -
    Investment transactions (identified cost basis)                 $    625        $ (11,592)        $  (1,978)
    Financial futures contracts                                        (216)             (391)             (745)
                                                                    --------        ----------        ----------
      Net realized gain (loss) on investments                       $    409        $ (11,983)        $  (2,723)
    Unrealized appreciation (depreciation) of
      investments                                                     49,556           (3,400)          (26,369)
                                                                    --------        ----------        ----------
      Net realized and unrealized gain (loss) on
        investments                                                 $ 49,965        $ (15,383)        $ (29,092)
                                                                    --------        ----------        ----------
            Net increase (decrease) in net assets from
              operations                                            $ 62,503        $  (6,030)        $  (4,970)
                                                                    ========        ==========        ==========

* For the Classic Florida Insured, Classic Hawaii, and Classic Kansas Funds, the Statement of Operations is for the period from the commencement of operations, June 15, 1994, March 14, 1994, and March 3, 1994, respectively, to January 31, 1995.

                      See notes to financial statements

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                  CLASSIC            CLASSIC           CLASSIC
                                                             FLORIDA INSURED(*)     HAWAII(*)         KANSAS(*)
                                                             ------------------     ----------       -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations -
    Net investment income                                        $    12,538        $    9,353       $    24,122
    Net realized gain (loss) on investments                              409          (11,983)           (2,723)
    Unrealized appreciation (depreciation) of investments             49,556           (3,400)          (26,369)
                                                                 -----------        ----------       -----------
      Net increase (decrease) in net assets from operations      $    62,503        $  (6,030)       $   (4,970)
                                                                 -----------        ----------       -----------
   Distributions to shareholders (Note 2) -
    From net investment income                                   $  (12,538)        $  (9,353)       $  (24,122)
    In excess of net investment income                               (2,220)           (2,050)           (4,680)
                                                                 -----------        ----------       -----------
      Total distributions to shareholders                        $  (14,758)        $ (11,403)       $  (28,802)
                                                                 -----------        ----------       -----------
   Transactions in shares of beneficial interest (Note 3) -
    Proceeds from sales of shares                                $ 1,940,001        $  295,825       $ 1,176,813
    Net asset value of shares issued to shareholders in
      payment of distributions declared                                9,039            11,053            25,508
    Cost of shares redeemed                                        (510,022)          (32,631)         (503,675)
                                                                 -----------        ----------       -----------
      Increase in net assets from Fund share transactions        $ 1,439,018        $  274,247       $   698,646
                                                                 -----------        ----------       -----------
        Net increase in net assets                               $ 1,486,763        $  256,814       $   664,874

NET ASSETS:
   At beginning of period                                                 10                10                10
                                                                 -----------        ----------       -----------
   At end of period                                              $ 1,486,773        $  256,824       $   664,884
                                                                 ===========        ==========       ===========
   ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
    INCOME INCLUDED IN NET ASSETS AT END OF YEAR                 $   (1,493)        $    (869)       $   (1,442)
                                                                 ===========        ==========       ===========

* For the Classic Florida Insured, Classic Hawaii, and Classic Kansas Funds, the Statement of Changes in Net Assets is for the period from the commencement of operations, June 15, 1994, March 14, 1994, and March 3, 1994, respectively, to January 31, 1995.

                       See notes to financial statements

                              FINANCIAL HIGHLIGHTS

                                                                     CLASSIC          CLASSIC           CLASSIC
                                                               FLORIDA INSURED(*)    HAWAII(*)         KANSAS(*)
                                                               ------------------    ---------         ---------
NET ASSET VALUE, BEGINNING OF PERIOD                               $  10.000         $  10.000         $  10.000
                                                                   ---------         ---------         ---------
INCOME(LOSS) FROM OPERATIONS:
  Net investment income                                            $   0.281         $  0.365         $    0.379
  Net realized and unrealized loss on investments++                  (0.200)           (0.880)           (0.386)
                                                                   ---------         ---------         ---------
    Total income (loss) from operations                            $   0.081         $ (0.515)         $ (0.007)
                                                                   ---------         ---------         ---------

LESS DISTRIBUTIONS:
  From net investment income                                       $ (0.281)         $ (0.365)         $ (0.379)
  In excess of net investment income                                 (0.050)           (0.080)           (0.074)
                                                                   ---------         ---------         ---------
    Total distributions                                            $ (0.331)         $ (0.445)         $ (0.453)
                                                                   ---------         ---------         ---------

NET ASSET VALUE, END OF PERIOD                                     $   9.750         $   9.040         $   9.540
                                                                   =========         =========         =========

TOTAL RETURN (2)                                                       0.82%           (5.23%)           (0.11%)
RATIOS/SUPPLEMENTAL DATA(**):
  Net assets, end of period (000 omitted)                          $   1,487         $     257         $     665
  Ratio of net expenses to average daily net assets (1)             0.95%(+)          1.01%(+)          0.95%(+)
  Ratio of net investment income to average daily net
    assets                                                          4.37%(+)          4.44%(+)          4.32%(+)

(**) For the period from the start of business, June 15, 1994, March 14, 1994 and March 3, 1994, respectively, to January 31, 1995, the operating expenses of the Funds and the Portfolios may reflect reductions of expenses by the Administrator or Investment Advisor. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME (LOSS) PER SHARE                             $   0.085         $ (0.153)         $   0.139
                                                                   =========         =========         =========

RATIOS  (As a percentage of average daily net assets):
  Expenses (1)                                                      4.00%(+)          7.31%(+)          3.68%(+)
  Net investment income (loss)                                      1.32%(+)        (1.86%)(+)          1.59%(+)

(1) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Computed on a non-annualized basis.
(+)  Computed on an annualized basis.
(++) Per share amount is not in accord with the net realized and unrealized gain for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(*) For the Classic Florida Insured, Classic Hawaii, and Classic Kansas Funds, the Financial Highlights are for the period from the commencement of operations, June 15, 1994, March 14, 1994, and March 3, 1994, respectively, to January 31, 1995.

                       See notes to financial statements

                         Notes to Financial Statements

--------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES

Eaton Vance Municipal Trust II (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of seven Funds, three of which are included in these financial statements. They include EV Classic Florida Insured Tax Free Fund, ("Classic Florida Insured Fund"), EV Classic Hawaii Tax Free Fund ("Classic Hawaii Fund") and EV Classic Kansas Tax Free Fund ("Classic Kansas Fund"). Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a "Portfolio"), a New York Trust, having the same investment objective as its corresponding Fund. The Classic Florida Insured Fund invests its assets in the Florida Insured Tax Free Portfolio, the Classic Hawaii Fund invests its assets in the Hawaii Tax Free Portfolio and the Classic Kansas Fund invests its assets in the Kansas Tax Free Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (10.3%, 2.0% and 7.7% at January 31, 1995 for the Classic Florida Insured Fund, Classic Hawaii Fund and Classic Kansas Fund, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Valuation of securities by the Portfolios is discussed in Note 1 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

B. INCOME -- Each Fund's net investment income consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

C. FEDERAL TAXES -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments.

Accordingly, no provision for federal income or excise tax is necessary. At January 31, 1995, the Classic Florida Insured Fund, Classic Hawaii Fund and Classic Kansas Fund, for federal income tax purposes had capital loss carryovers of $216, $1,941 and $745 respectively, which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and this will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. Such capital loss carryovers will expire on January 31, 2003. In addition at January 31, 1995, Classic Florida Insured Fund, Classic Hawaii Fund and Classic Kansas Fund had net capital losses of $796, $10,344, and $2,598, respectively, attributable to security transactions incurred after October 31, 1994 are treated as arising on the first day of the Funds' next taxable year. Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not included by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by a Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years beginning on the date each Fund commenced operations.

E. DISTRIBUTION COSTS -- For book purposes, commissions paid on the sale of a Fund's shares and other distribution costs are charged to operations. For tax purposes, commissions paid were charged to paid-in capital prior to November 23, 1994 and subsequently charged to operations. The change in the tax accounting practice was prompted by a recent Internal Revenue Service Ruling and has no effect on either the Funds' current yield or total return (Notes 2 and 5).

F. OTHER -- Investment transactions are accounted for on a trade date basis.

--------------------------------------------------------------------------------
(2) DISTRIBUTIONS TO STOCKHOLDERS

The net income of a Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of a Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash.

The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary overdistributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. During the period from the start of business to November 22, 1994, $727, $1,181, and $3,238 were reclassified from distributions in excess of net investment income to paid-in capital, due to permanent differences between book and tax accounting for distribution costs for the Classic Florida Insured Fund, Classic Hawaii Fund and Classic Kansas Fund, respectively. Net investment income, net realized gains and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------
(3) SHARES OF BENEFICIAL INTEREST

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares for the period from the start of business to January 31, 1995, were as follows:

                                                                 CLASSIC FLORIDA       CLASSIC          CLASSIC
                                                                  INSURED FUND       HAWAII FUND      KANSAS FUND
                                                                 ---------------     -----------      -----------
Sales                                                                203,693            30,797           119,503
Issued to shareholders electing to receive payments
   of distributions in Fund shares                                       942             1,210             2,666
Redemptions                                                         (52,085)           (3,592)          (52,458)
                                                                    --------           -------          --------
   Net increase                                                      152,550            28,415            69,711
                                                                    ========           =======          ========

--------------------------------------------------------------------------------
(4) TRANSACTIONS WITH AFFILIATES

Eaton Vance Management (EVM) serves as the administrator of each Fund, but receives no compensation. Each of the Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the Funds, $8,481, $12,533 and $13,344 of expenses related to the operation of the Classic Florida Insured Fund, Classic Hawaii Fund and Classic Kansas Fund, respectively, were allocated to EVM. Except as to Trustees of the Funds and the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each Fund out of such investment adviser fee. Investors Bank & Trust Company (IB&T), an affiliate of EVM, serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IB&T receives a fee reduced by credits which are determined based on the average cash balances the Funds or the Portfolios maintain with IB&T. Certain of the officers and Trustees of the Funds and Portfolios are officers and directors/trustees of the above organizations (Note
5).

--------------------------------------------------------------------------------
(5) DISTRIBUTION PLAN

Each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, and effective January 30, 1995 an amended Distribution Plan (the Plan). The Plans require each of the Funds to pay the principal underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365th of 0.75% of a Funds daily net assets, for providing ongoing distribution services and facilities to a Fund. A Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note
6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Fund and, accordingly, reduces the Fund's net assets. For the period ended January 31, 1995, Classic Florida Insured Fund, Classic Hawaii Fund and Classic Kansas Fund, paid or accrued $2,128, $1,573 and $4,176, respectively, to or payable to EVD representing 0.75% (annualized) of average daily net assets. At January 31, 1995, the amount of Uncovered Distribution Charges of EVD calculated under the Plans for Classic Florida Insured Fund, Classic Hawaii Fund and Classic Kansas Fund were approximately $106,000, $18,000 and $73,400, respectively.

In addition, the Plans permit the Funds to make monthly payments of service fees to the Principal Underwriter, in amounts not expected to exceed 0.25% of each Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plans by authorizing the Funds to make monthly service fee payments to the Principal Underwriter in amounts not expected to exceed 0.20% of each Fund's average daily net assets for any fiscal year. For the period ended January 31, 1995, Classic Florida Insured Fund, Classic Hawaii Fund and Classic Kansas Fund paid or accrued service fees to or payable to EVD in the amount of $568, $420 and $1,113, respectively. Pursuant to the Amended Distribution Plan, on sales made prior to January 30, 1995, EVD makes monthly service fee payments to Authorized Firms in amounts anticipated to be equivalent to 0.20%, annualized, of the assets maintained in each Fund by their customers. For shares sold on January 30, 1995 and thereafter, EVD currently expects to pay to an Authorized Firm a service fee at the time of sale equal to 0.20% of the purchase price of the shares sold by such Firm and monthly payments of service fees in amounts not expected to exceed 0.20% per annum of the Funds' average daily net assets based on the value of Fund shares sold by such Firm and remaining outstanding for at least one year. During the first year after a purchase of Fund shares, EVD will retain the service fee as reimbursement for the service fee payment made to the Authorized Firm at the time of sale. Service fee payments are made for personal services and/or maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by a Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Certain of the officers and Trustees of the Funds are officers or directors of EVD.

--------------------------------------------------------------------------------
(6) INVESTMENT TRANSACTIONS

Increases and decreases in each Fund's investment in its corresponding Portfolio for the period from the start of business to January 31, 1995 were as follows:

                           CLASSIC FLORIDA        CLASSIC          CLASSIC
                            INSURED FUND        HAWAII FUND      KANSAS FUND
                           ---------------      -----------      -----------
Increases                    $ 1,940,001         $ 295,825       $ 1,176,813
Decreases                    $   519,230         $  35,603       $   535,850

--------------------------------------------------------------------------------
(7) CONTINGENT DEFERRED SALES CHARGES

For shares purchased on or after January 30, 1995, a contingent deferred sales charge (CDSC) of 1% is imposed on any redemption of Fund shares made within one year of purchase. The CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees or clients. Distribution charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Funds' Distribution Plans. CDSC received when no Uncovered Distribution Charges exist will be credited to the Funds. For the period ended January 31, 1995, EVD received no CDSC paid by shareholders.

                          INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of
Eaton Vance Municipals Trust II:

We have audited the accompanying statement of assets and liabilities of EV Classic Florida Insured Tax Free Fund, EV Classic Hawaii Tax Free Fund and
EV Classic Kansas Tax Free Fund (certain of the series constituting Eaton Vance Municipals Trust II) as of January 31, 1995 and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from the start of business to January 31, 1995. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the aforementioned funds of Eaton Vance Municipals Trust II at January 31, 1995, the results of their operations, the changes in their net assets, and their financial highlights for the period from the start of business to January 31, 1995 in conformity with generally accepted accounting principles.

                                          DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 2, 1995

                       Florida Insured Tax Free Portfolio
                  Portfolio of Investments - January 31, 1995

--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

RATINGS (UNAUDITED)       PRINCIPAL
                             AMOUNT
           STANDARD            (000
MOODY'S    & POOR'S        OMITTED)     SECURITY                              VALUE
-----------------------------------------------------------------------------------
                                        ESCROWED -- 4.2%

Aaa        AAA                 $500     Gainesville Florida Utility
                                        System, 8.125%, 10/1/14            $595,615
                                                                        -----------

                                        HOUSING -- 12.2%

Aaa        NR                  $500     Broward County HFA
                                        (GNMA Backed), 6.55%,
                                        8/1/19 (AMT)                       $489,260

Aaa        NR                   750     Escambia HFA SFMR
                                        (GNMA Backed), 7.00%,
                                        4/1/28 (2)                          756,007

Aaa        AAA                  500     Duval County HFA
                                        SFMR (GNMA Backed),
                                        6.70%, 10/1/26 (AMT)                487,765
                                                                        -----------
                                                                         $1,733,032
                                                                        -----------

                                        INSURED EDUCATION -- 2.5%

Aaa        AAA                 $400     University of Florida
                                        (MBIA), 5.50%, 7/1/23              $355,976
                                                                        -----------

                                        INSURED GENERAL
                                        OBLIGATIONS -- 4.3%

Aaa        AAA                 $750     Puerto Rico (MBIA),
                                        5.00%, 7/1/21                      $616,163
                                                                        -----------

                                        INSURED HEALTHCARE -- 7.0%

Aaa        AAA               $1,200     Tampa Allegany Health
                                        System - St. Joseph's
                                        (MBIA), 5.125%,
                                        12/1/23 (3)                        $994,296
                                                                        -----------

                                        INSURED HOSPITALS -- 5.5%

Aaa        AAA                 $450     Dade Florida Public
                                        Facilities, Jackson Memorial
                                        Hospital, (MBIA), 5.625,
                                        6/1/18                             $405,994

Aaa        AAA                  200     Dade Florida Public
                                        Facilities, Jackson Memorial
                                        Hospital, (MBIA),
                                        4.875%, 6/1/15                      162,838

Aaa        AAA                   50     Hillsborough County Hospital
                                        Authority, Tampa General
                                        Hospital (FSA), 6.375%,
                                        10/1/13                              50,227

Aaa        AAA                   75     Lakeland Hospital System
                                        Regional Medical Center
                                        (FGIC), 5.75%, 11/15/15              69,676

Aaa        AAA                   75     Palm Beach Florida Health
                                        Facilities Authority, JFK
                                        Medical Center, (FSA),
                                        5.80%, 12/1/18                       69,357
                                                                        -----------
                                                                           $758,092
                                                                        -----------

                                        INSURED HOUSING -- 6.2%

Aaa        AAA                 $410     Dade County Florida Housing
                                        Finance Authority, Lincoln
                                        Fields Apartments (MBIA),
                                        6.25%, 7/1/24                      $384,404

Aaa        Aaa                  500     Florida HFA Maitland
                                        Club Apartments Project
                                        (AMBAC), 6.875%,
                                        8/1/26 (2)                          502,210
                                                                        -----------
                                                                           $886,614
                                                                        -----------

                                        INSURED INDUSTRIAL
                                        DEVELOPMENT REVENUE -- 8.0%

Aaa        AAA                 $445     Citrus County PCR- FL
                                        Power & Light (MBIA),
                                        6.35%, 2/1/22                      $447,189

Aaa        AAA                  750     Escambia County PCR-
                                        Gulf Power (MBIA),
                                        5.80%, 6/1/23                       689,588
                                                                        -----------
                                                                         $1,136,777
                                                                        -----------

                                        INSURED SOLID WASTE -- 0.7%

Aaa        AAA                 $100     Broward County Solid
                                        Waste System (MBIA),
                                        6.00%, 7/1/13 (AMT)                 $95,495
                                                                        -----------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

RATINGS (UNAUDITED)       PRINCIPAL
                             AMOUNT
           STANDARD            (000
MOODY'S    & POOR'S        OMITTED)     SECURITY                              VALUE
-----------------------------------------------------------------------------------
                                        INSURED SPECIAL TAX
                                        REVENUES -- 18.6%

Aaa        AAA                 $450     Escambia County (FGIC),
                                        5.80%, 1/1/15                      $420,300

Aaa        AAA                  150     Florida State Department
                                        of Natural Resources (FSA),
                                        5.80%, 7/1/13                       141,264

Aaa        AAA                1,225     Florida State Department
                                        of Environmental Preserva-
                                        tion (MBIA), 4.75%,
                                        7/1/09                            1,058,400

Aaa        AAA                  250     Orange County Florida
                                        Tourist Development
                                        (MBIA), 6.00%, 10/1/24              239,962

Aaa        AAA                  795     St. Petersburg Excise Tax
                                        (FGIC), 5.00%, 10/1/16              670,408

Aaa        AAA                  340     Sunrise Florida Public
                                        Facilities (MBIA), 0%,
                                        10/1/15                              92,208
                                                                        -----------
                                                                         $2,622,542
                                                                        -----------

                                        INSURED TRANSPORTATION -- 4.7%

Aaa        AAA                 $700     Florida State Turnpike
                                        Authority (FGIC), 5.00%,
                                        7/1/19                             $576,765

Aaa        AAA                   50     Greater Orlando Aviation
                                        Authority (FGIC), 6.375%,
                                        10/1/21 (AMT)                        49,395

Aaa        AAA                   50     Orlando & Orange County
                                        Expressway Authority Junior
                                        Lien (FGIC), 5.125%,
                                        7/1/20                               41,937
                                                                        -----------
                                                                           $668,097
                                                                        -----------

                                        INSURED UTILITIES -- 2.5%

Aaa        AAA                 $305     New Smyrna Beach Florida
                                        Utility System (FGIC),
                                        5.00%, 10/1/19                     $251,723

Aaa        AAA                   50     Key West Florida Utility
                                        (AMBAC), 6.75%, 10/1/13              51,746

Aaa        AAA                   50     Puerto Rico Electric Power
                                        Authority Revenue Bonds-
                                        Stripes, (FSA), Variable,
                                        7/1/02 (1)                           50,619
                                                                        -----------
                                                                           $354,088
                                                                        -----------

                                        INSURED WATER & SEWER -- 23.6%

Aaa        AAA                  $50     Broward County Water
                                        and Sewer Utility
                                        (AMBAC), 5.00%,
                                        10/1/18                             $41,576

Aaa        AAA                   75     City of Cocoa Water and
                                        Sewer System (AMBAC),
                                        5.00%, 10/1/23                       60,951

Aaa        AAA                  500     Englewood Water District
                                        Utility System (FSA),
                                        6.00%, 10/1/19                      477,095

Aaa        AAA                  735     Enterprise Community
                                        Water & Sewer (MBIA),
                                        6.125%, 5/1/24 (3)                  715,912

Aaa        AAA                   75     City of Key West Sewer
                                        (FGIC), 5.70%, 10/1/26               67,534

Aaa        AAA                   70     City of North Port Utility
                                        System (FGIC), 6.25%,
                                        10/1/17                              69,992

Aaa        AAA                  500     City of North Port Utility
                                        System (FGIC), 6.25%,
                                        10/1/22 (3)                         496,690

Aaa        AAA                   65     City of Palm Bay Utility
                                        System (MBIA), 5.00%,
                                        10/1/19                              53,646

Aaa        AAA                   50     Reedy Creek Florida
                                        Utility (MBIA), 5.00%,
                                        10/1/19                              41,426

Aaa        AAA                  155     Sanford Florida Water
                                        & Sewer (AMBC),
                                        4.50%, 10/1/21                      116,918

Aaa        AAA                  400     Titusville Florida Water
                                        & Sewer (MBIA),
                                        6.00%, 10/1/24                      385,496

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

RATINGS (UNAUDITED)       PRINCIPAL
                             AMOUNT
           STANDARD            (000
MOODY'S    & POOR'S        OMITTED)     SECURITY                              VALUE
-----------------------------------------------------------------------------------
                                        INSURED WATER
                                        SEWER -- continued

Aaa        AAA                1,000     Vero Beach Water &
                                        Sewer (FGIC), 5.00%,
                                        12/1/21                             822,640
                                                                        -----------
                                                                         $3,349,876
                                                                        -----------
TOTAL TAX-EXEMPT INVESTMENTS
  (IDENTIFIED COST, $13,938,422)                                        $14,166,663
                                                                        ===========

(1)   The above designated securities have been issued as inverse floater bonds.
(2)   When-issued security
(3)   At January 31, 1995, the market value of securities segregated to cover when-
      issued securities amounted to $2,206,898.


The Portfolio invests primarily in debt securities issued by Florida municipalities.
The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 1995,
83.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentages by financial institution were as follows at January 31, 1995:

      AMBAC, Inc. (AMBAC)                                                      5.5%
      Financial Guaranty Insurance Corp. (FGIC)                               25.0%
      Financial Security Assurance Inc. (FSA)                                  5.6%
      Municipal Bond Investors Assurance Corp. (MBIA)                         47.6%
                                                                              -----
                                                                              83.7%
                                                                              =====

                       See notes to financial statements

                           Hawaii Tax Free Portfolio
                  Portfolio of Investments - January 31, 1995

--------------------------------------------------------------------------------
                          TAX-EXEMPT INVESTMENTS- 100%
--------------------------------------------------------------------------------

RATINGS (UNAUDITED)       PRINCIPAL
                             AMOUNT
           STANDARD            (000
MOODY'S    & POOR'S        OMITTED)     SECURITY                              VALUE
-----------------------------------------------------------------------------------
                                        GENERAL OBLIGATIONS -- 20.0%

Aa         AA                  $140     State of Hawaii, 5.75%,
                                        1/1/11                             $135,047

Aa         AA                 1,000     State of Hawaii, 5.25%,
                                        6/1/13                              886,740

Aa         AA                   750     City and County of
                                        Honolulu, Hawaii, 4.75%,
                                        9/1/17                              599,475

Baa1       A                    100     Commonwealth of Puerto
                                        Rico Public Improvement,
                                        5.25%, 7/1/18                        84,223

NR         BBB                  340     Government of Guam,
                                        5.375%, 11/15/13                    283,655

Baa1       A                    500     Puerto Rico Public Buildings
                                        Authority, Public Education
                                        and Health Facilities, 5.50%,
                                        7/1/21                              433,310

Baa1       A                    100     Commonwealth of Puerto
                                        Rico Aqueduct and Sewer
                                        Authority, 7.00%, 7/1/19            102,101
                                                                        -----------
                                                                         $2,524,551
                                                                        -----------

                                        HOSPITALS -- 7.2%

Aa2        AA                  $400     State of Hawaii Department
                                        of Budget and Finance,
                                        Kaiser Permanente,
                                        6.25%, 3/1/21                      $381,236

A          A                    600     State of Hawaii Department
                                        of Budget and Finance,
                                        Kapiolani Health System,
                                        6.00%, 7/1/19                       530,862
                                                                        -----------
                                                                           $912,098
                                                                        -----------

                                        HOUSING -- 8.5%

Aa         A                 $1,000     State of Hawaii Housing
                                        Finance and Development
                                        Single Family Mortgage
                                        Bonds, 5.90%, 7/1/27 (2)           $883,910

Aa         A                    215     State of Hawaii Housing
                                        Finance and Development
                                        Single Family Mortgage
                                        Bonds, 6.00%, 7/1/26                189,280
                                                                        -----------
                                                                         $1,073,190
                                                                        -----------

                                        INDUSTRIAL DEVELOPMENT/
                                        POLLUTION CONTROL -- 11.7%

NR         BBB-                $500     Puerto Rico Industrial,
                                        Tourist, Educational, Medical
                                        and Environmental Control
                                        Authority, Polytechnic
                                        University, 6.50%,
                                        8/1/24                             $468,970

Aaa        NR                   550     Puerto Rico Industrial,
                                        Tourist, Educational,
                                        Medical and Environmental
                                        Control Authority, Upjohn
                                        Company Project, 7.50%,
                                        12/1/23                             586,383

Aa3        AA-                  400     Puerto Rico Industrial,
                                        Tourist, Educational, Medical
                                        and Environmental Control
                                        Authority, Motorola Inc.
                                        Project, 6.75%, 1/1/14              417,500
                                                                        -----------
                                                                         $1,472,853
                                                                        -----------

                                        INSURED EDUCATION -- 3.7%

Aaa        AAA                 $500     University of Hawaii Board
                                        of Regents, University
                                        System, (AMBAC), 5.65%,
                                        10/1/12                            $458,160

                                        INSURED GENERAL
                                        OBLIGATION -- 14.4%

Aaa        AAA                 $700     County of Hawaii, Hawaii,
                                        (FGIC), 5.55%, 5/1/10              $655,487

Aaa        AAA                  305     County of Kauai, Hawaii,
                                        (MBIA), 5.90%, 2/1/14               291,595

Aaa        AAA                  250     County of Maui, Hawaii,
                                        (FGIC), 5.75%, 1/1/11               238,710

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------


RATINGS (UNAUDITED)       PRINCIPAL
                             AMOUNT
           STANDARD            (000
MOODY'S    & POOR'S        OMITTED)     SECURITY                              VALUE
-----------------------------------------------------------------------------------
                                        INSURED GENERAL
                                        OBLIGATION -- CONTINUED

Aaa        AAA                  250     County of Maui, Hawaii,
                                        (FGIC), 5.125%,
                                        12/15/13                            214,138

Aaa        AAA                  500     Commonwealth of Puerto
                                        Rico, (MBIA), 5.00%,
                                        7/1/21                              410,775
                                                                        -----------
                                                                         $1,810,705
                                                                        -----------

                                        INSURED HOSPITALS -- 6.1%

Aaa        AAA                 $100     State of Hawaii Depart-
                                        ment of Budget and
                                        Finance Queen's Medical
                                        Center, (FGIC), 6.50%,
                                        7/1/12                             $100,474

Aaa        AAA                  600     State of Hawaii Depart-
                                        ment of Budget and
                                        Finance Queen's Medical
                                        Center, (FGIC), 6.20%,
                                        7/1/22                              574,104

Aaa        AAA                  100     State of Hawaii Depart-
                                        ment of Budget and
                                        Finance St. Francis Medical
                                        Centers, (CGIC), 6.50%,
                                        7/1/22                               98,857
                                                                        -----------
                                                                           $773,435

                                        INSURED HOUSING -- 4.2%

Aaa        AAA                 $500     Honolulu Hawaii City &
                                        County Mortgage Revenue
                                        Bonds, Smith Beretania
                                        Project, (MBIA), 7.80%,
                                        7/1/24                             $527,310
                                                                        -----------

                                        INSURED TRANSPORTATION -- 14.0%

Aaa        AAA                 $500     State of Hawaii Airports
                                        System, (FGIC), 7.50%,
                                        7/1/20                             $526,260

Aaa        AAA                  100     State of Hawaii Airports
                                        System, (MBIA), 6.90%,
                                        7/1/12                              104,763

Aaa        AAA                  245     State of Hawaii Airports
                                        System, (MBIA), 7.00%,
                                        7/1/18                              250,586

Aaa        AAA                  250     State of Hawaii Harbor
                                        Revenue, (MBIA), 7.00%,
                                        7/1/17                              256,050

Aaa        AAA                  650     State of Hawaii Harbor
                                        Revenue, (FGIC), 6.375%,
                                        7/1/24                              632,710
                                                                        -----------
                                                                          1,770,369
                                                                        -----------

                                        INSURED UTILITIES -- 4.7%

Aaa        AAA                 $500     State of Hawaii Depart-
                                        ment of Budget and
                                        Finance, Hawaiian Electric
                                        Company, Inc., (MBIA),
                                        6.60%, 1/1/25                      $495,445

Aaa        AAA                  100     Puerto Rico Electric Power
                                        Authority "Stripes", Variable,
                                        7/1/03 (1)                          101,503

                                                                           $596,948
                                                                        -----------

                                        SPECIAL TAX -- 2.4%

NR         NR                  $300     Virgin Islands Public
                                        Finance Authority, 7.25%,
                                        10/1/18                            $302,438
                                                                        -----------

                                        TRANSPORTATION -- 3.1%

Aa         AA                  $450     State of Hawaii Highway
                                        Revenue, 5.00%, 7/1/11             $386,563
                                                                        -----------

TOTAL TAX-EXEMPT INVESTMENTS                                            -----------
  (IDENTIFIED COST, $12,713,247)                                        $12,608,620
                                                                        ===========

(1) The above designated securities have been issued as inverse floater bonds.

(2) At January 31, 1995, the market value of securities segregated to cover open financial futures amounted to $883,910.

The Portfolio invests primarily in debt securities issued by Hawaii municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 1995, 46.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies.

The aggregate percentage by financial institution ranged from 3.6% to 23.3% of total investments.

                       See notes to financial statements

                           Kansas Tax Free Portfolio
                  Portfolio of Investments - January 31, 1995

--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

RATINGS (UNAUDITED)       PRINCIPAL
                             AMOUNT
           STANDARD            (000
MOODY'S    & POOR'S        OMITTED)     SECURITY                              VALUE
-----------------------------------------------------------------------------------
                                        EDUCATION -- 1.0%

NR         BBB-                $100     Puerto Rico Industrial,
                                        Tourist, Educational, Medical
                                        and Higher Education Bonds,
                                        (Polytechnic University),
                                        5.70%, 8/1/13                       $86,355
                                                                         ----------

                                        ELECTRIC UTILITIES -- 2.8%

NR         BBB                 $100     Guam Power Authority
                                        Revenue Bonds, 5.25%,
                                        10/1/13                             $82,825

NR         BBB                  150     Guam Power Authority
                                        Revenue Bonds, 6.625%,
                                        10/1/14                             147,798
                                                                         ----------
                                                                           $230,623
                                                                         ----------

                                        GENERAL OBLIGATIONS
                                        (LOCAL) -- 5.0%

Aa         NR                  $150     Shawnee County, Kansas,
                                        5.75%, 9/1/13                      $142,134

Aa         AA                   170     City of Witchita, Kansas,
                                        4.00%, 9/1/09                       136,141

A1         AA-                   50     City of Olathe, Johnson
                                        County, Kansas, 5.00%,
                                        10/1/06                              44,916

Baa1       A                    100     Puerto Rico Public Building
                                        Authority Bonds, 5.50%,
                                        7/1/21                               86,662
                                                                         ----------
                                                                           $409,853
                                                                         ----------

                                        GENERAL OBLIGATIONS
                                        (SCHOOL DISTRICTS) -- 13.2%

Aa         NR                  $400     Douglas County, Kansas
                                        (Lawrence), USD No. 497,
                                        6.00%, 9/1/15                      $393,484

Aaa        AAA                  350     Johnson County, Kansas
                                        (Olathe), USD No. 233,
                                        5.625%, 9/1/11                      329,672

Aa         AA                   100     Johnson and Miami Counties,
                                        Kansas (Blue Valley), USD
                                        No. 229, 5.125%, 10/1/13             88,205

Aa1        AA+                  200     Johnson County, Kansas
                                        (Shawnee Mission), USD
                                        No. 512, 5.75%, 10/1/16             189,790

Aa         NR                   100     Riley County, Kansas
                                        (Manhattan), USD No. 383,
                                        5.50%, 11/1/14                       92,296
                                                                         $1,093,447
                                                                         ----------

                                        HOSPITALS -- 7.6%

A          NR                  $250     City of Lawrence, Kansas
                                        (Lawrence Memorial),
                                        Hospital Revenue Bonds,
                                        6.20%, 7/1/19                      $235,058

Aa         NR                   500     Shawnee County, Kansas,
                                        (Sisters of Charity), Revenue
                                        Bonds, 5.00%, 12/1/23               394,190
                                                                         ----------
                                                                           $629,248
                                                                         ----------

                                        HOUSING -- 24.4%

Aaa        AAA                 $230     City of Kansas City, Kansas,
                                        Multifamily Housing Revenue
                                        Bonds, (FHA Insured-Rain-
                                        bow Towers), 6.70%,
                                        7/1/23                             $223,726

NR         AAA                  250     City of Olathe, Kansas,
                                        Multifamily Housing
                                        Revenue Bonds (FNMA
                                        Program Deerfield Apart-
                                        ments), 6.45%, 6/1/19               243,983

Aaa        NR                   215     Cities of Olathe and of
                                        Labette, Kansas, Collateral-
                                        ized Single Family Mortgage
                                        Revenue Bonds (GNMA),
                                        8.10%, 8/1/23                       231,467

NR         AA                   250     Puerto Rico Housing
                                        Finance Corporation, Multi-
                                        family Mortgage Revenue
                                        Bonds, 7.50%, 4/1/22                260,895

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

RATINGS (UNAUDITED)       PRINCIPAL
                             AMOUNT
           STANDARD            (000
MOODY'S    & POOR'S        OMITTED)     SECURITY                              VALUE
-----------------------------------------------------------------------------------
                                        HOUSING -- CONTINUED

Aaa        AAA                  100     Sedgwick and Shawnee
                                        Counties, Kansas, Collateral-
                                        ized Single Family Mortgage
                                        Revenue Bonds (GNMA),
                                        7.50%, 12/1/09                      102,637

Aaa        AAA                  140     Sedgwick and Shawnee
                                        Counties, Kansas, Collateral-
                                        ized Single Family Mortgage
                                        Revenue Bonds (GNMA),
                                        7.50%, 12/1/10                      143,692

Aaa        NR                   240     Sedgwick and Shawnee
                                        Counties, Kansas, Collateral-
                                        ized Single Family Mortgage
                                        Revenue Bonds (GNMA),
                                        7.75%, 11/1/24 (2)                  259,800

Aaa        NR                   500     Sedgwick and Shawnee
                                        Counties, Kansas, Collateral-
                                        ized Single Family Mortgage
                                        Revenue Bonds (GNMA),
                                        8.00%, 11/1/24                      553,230
                                                                        -----------
                                                                         $2,019,429
                                                                        -----------

                                        INDUSTRIAL DEVELOPMENT
                                        REVENUE -- 1.0%

Aaa        NR                  $100     Puerto Rico I.M.E.
                                        (American Home Products),
                                        5.10%, 12/1/18                      $81,080

                                        INSURED ELECTRIC -- 1.2%

Aaa        AAA                 $100     Puerto Rico Electric Power
                                        Authority, Power Revenue
                                        Bonds (FSA), Residual
                                        Interest Bonds, Variable
                                        Rate, 7/1/02 (1)                   $101,237

                                        INSURED GENERAL
                                        OBLIGATIONS -- 10.7%

Aaa        AAA                 $200     City of Burlington, Kansas,
                                        PCR (Kansas Gas & Electric
                                        Co.) (MBIA), 7.00%,
                                        6/1/31 (2)                         $207,710

Aaa        AAA                  200     City of Emporia, Kansas,
                                        Water System Revenue
                                        Bonds (AMBAC), 5.875%,
                                        12/1/14                             189,568

Aaa        AAA                  150     City of Garnett, Kansas,
                                        Combined Utility Revenue
                                        Bonds (MBIA), 6.00%,
                                        10/1/17                             143,205

Aaa        AAA                  200     City of Kansas City, Kansas,
                                        Utility System Revenue
                                        Bonds (FGIC), 6.375%,
                                        9/1/23                              200,068

Aaa        AAA                  150     Kansas Development
                                        Finance Authority, Revenue
                                        Bonds (MBIA), 5.90%,
                                        10/1/09                             145,835
                                                                        -----------
                                                                           $886,386
                                                                        -----------

                                        INSURED GENERAL OBLIGATIONS
                                        (SCHOOL DISTRICTS) -- 13.7%

Aaa        AAA                 $200     Johnson and Miami
                                        Counties, Kansas (Blue
                                        Valley), USD No. 229,
                                        (FGIC), 4.90%, 9/01/10             $173,364

Aaa        AAA                  235     McPherson County, Kansas
                                        (McPherson), USD No. 418,
                                        (CGIC), 6.00%, 9/1/11               228,742

Aaa        AAA                  200     Sedgwick County, Kansas,
                                        USD No. 266, (FGIC),
                                        5.25%, 9/1/13                       177,996

Aaa        AAA                  250     Sedgwick County, Kansas,
                                        USD No. 267, (AMBAC),
                                        6.15%, 11/1/09                      252,710

Aaa        AAA                  165     Shawnee County, Kansas
                                        (Seaman), USD No. 345,
                                        (MBIA), 5.75%, 9/1/11               158,029

Aaa        AAA                  150     Sumner County, Kansas
                                        (Belle Plaine), USD
                                        No. 357, (AMBAC),
                                        5.55%, 9/1/13                       138,087
                                                                        -----------
                                                                         $1,128,928
                                                                        -----------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

RATINGS (UNAUDITED)       PRINCIPAL
                             AMOUNT
           STANDARD            (000
MOODY'S    & POOR'S        OMITTED)     SECURITY                              VALUE
-----------------------------------------------------------------------------------
                                        INSURED HOSPITALS -- 4.7%

Aaa        AAA                 $200     City of Olathe, Kansas, Health
                                        Facilities Revenue Bonds,
                                        (Olathe Medical Ctr)
                                        (AMBAC), 6.00%,
                                        9/1/11                            $194,674

Aaa        AAA                  200     City of Olathe, Kansas,
                                        Health Facilities Revenue
                                        Bonds, (Evangelical Lutheran
                                        Good Samaritan Society)
                                        (AMBAC), 6.00%,
                                        5/1/19                             191,138
                                                                        -----------
                                                                          $385,812
                                                                        -----------

                                        INSURED TOLLS &
                                        TURNPIKES -- 0.5%

Aaa        AAA                  $50     Kansas Turnpike Authority
                                        Turnpike Revenue Bonds
                                        (AMBAC), 5.25%,
                                        9/1/17                             $43,022
                                                                        -----------

                                        INSURED WATER & SEWER -- 0.9%

Aaa        AAA                  $80     City of Salina, Kansas, Water
                                        and Sewage Systems, Revenue
                                        Bonds, 5.25%, 9/1/12               $70,914
                                                                        -----------

                                        TRANSPORTATION -- 11.1%

NR         BBB                 $100     Guam Airport Authority
                                        General Revenue Bonds,
                                        6.50%, 10/1/23                     $95,500

Aa         AA                   480     State of Kansas Dept. of Trans-
                                        portation Highway Revenue
                                        Bonds, 5.375%, 3/1/13              429,619

Aa         AA                   110     State of Kansas Dept. of Trans-
                                        portation Highway Revenue
                                        Bonds, 4.625%, 9/1/06               95,594

Baa3       BB+                  100     Puerto Rico Port Authority,
                                        (American Airlines),
                                        6.30%, 6/1/23                       88,194

Baa1       A                    250     Puerto Rico Highway and
                                        Transportation Authority,
                                        Highway Revenue Bonds,
                                        5.25%, 7/1/20                      207,608
                                                                        -----------
                                                                          $916,515
                                                                        -----------

                                        WATER & SEWER -- 2.2%

Aa         AA+                 $200     Water District No. 1 of
                                        Johnson County, Kansas,
                                        Water Revenue Bonds,
                                        5.75%, 12/1/19                    $186,216
                                                                        -----------

TOTAL TAX-EXEMPT INVESTMENTS
(IDENTIFIED COST, $8,379,180)                                            $8,269,065
                                                                        ===========

(1) The above designated securities have been issued as inverse floater bonds.
(2) At January 31, 1995, the market value of securities segregated to cover open financial futures contracts amounted to $467,510.

The Portfolio invests primarily in debt securities issued by Kansas municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 1995, 31.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies.

The aggregate percentage by financial institution ranged from 6.6% to 16.1% of total investments.

                       See notes to financial statements

                              Tax Free Portfolios
                              Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                         January 31, 1995 (Unaudited)

                                                               FLORIDA INSURED         HAWAII           KANSAS
                                                                  PORTFOLIO          PORTFOLIO        PORTFOLIO
                                                               ---------------     ------------      -----------
ASSETS:
     Investments-
         Identified cost                                        $ 13,938,422       $ 12,713,247      $ 8,379,180
         Unrealized appreciation (depreciation)                      228,241          (104,627)        (110,115)
                                                                ------------       ------------      -----------
              Total investments, at value (Note 1A)             $ 14,166,663       $ 12,608,620      $ 8,269,065
     Cash                                                          1,284,005            105,379          470,032
     Receivable from investments sold                                      -                  -          203,441
     Receivable from the Investment Adviser (Note 2)                  13,139             13,430           12,847
     Interest receivable                                             194,758            134,887          164,759
     Deferred organization expenses (Note 1D)                          9,902              9,056            8,956
                  Total assets                                  $ 15,668,467       $ 12,871,372      $ 9,129,100
                                                                ------------       ------------      -----------

LIABILITIES:
     Payable for investments purchased                          $          -       $          -      $   818,054
     Payable for when-issued securities (Note 1F)                  1,265,667                  -                -
     Payable for daily variation margin on open financial
         futures contracts (Note 1E)                                       -              3,750            1,875
     Payable to affiliates -
         Trustee fees                                                     13                 13               13
         Custodian fees                                                  250                250              250
     Accrued expenses                                                  2,586              2,820            2,880
                                                                ------------       ------------      -----------
         Total liabilities                                      $  1,268,516       $      6,833      $   823,072
                                                                ------------       ------------      -----------
Net assets applicable to investors' interest in Portfolio       $ 14,399,951       $ 12,864,539      $ 8,306,028
                                                                ============       ============      ===========

SOURCES OF NET ASSETS:
     Net proceeds from capital contributions and withdrawals    $ 14,171,710       $ 12,984,517      $ 8,423,756
     Unrealized appreciation(depreciation) of investments
         (computed on the basis of identified cost)                  228,241          (119,978)        (117,728)
                                                                ------------       ------------      -----------
              Total                                             $ 14,399,951       $ 12,864,539      $ 8,306,028
                                                                ============       ============      ===========

                      See notes to financial statements

                           STATEMENTS OF OPERATIONS

                                                                   FLORIDA INSURED     HAWAII        KANSAS
                                                                      PORTFOLIO*     PORTFOLIO*    PORTFOLIO*
                                                                   ---------------   ----------    ----------
INVESTMENT INCOME:
   Interest income                                                    $308,363        $501,917      $275,594
                                                                     ---------      ----------    ----------
   Expenses-
      Investment adviser fee (Note 2)                                   $8,420         $13,231        $7,589
      Compensation of Trustees not members
      of the Investment Advisors organization                               53              94            53
      Custodian fees (Note 2)                                            3,818           3,834         3,363
      Interest expense                                                       -           4,998           374
      Bond pricing                                                       2,986           3,397         3,100
      Printing                                                           2,592           2,592         2,592
      Amortization of organization expenses (Note 1D)                    2,227           2,027         2,011
      Legal and accounting fees                                          1,126           1,128         1,127
      Miscellaneous                                                        729             265           601
                                                                     ---------      ----------    ----------
         Total expenses                                                $21,951         $31,566       $20,810
                                                                     ---------      ----------    ----------
   Deduct-
      Reduction of investment adviser fee (Note 2)                      $8,420         $13,231        $7,589
      Allocation of expenses to the Investment Adviser (Note 2)         13,139          13,430        12,847
                                                                     ---------      ----------    ----------
           Total                                                       $21,559         $26,661       $20,436
                                                                     ---------      ----------    ----------

           Net expenses                                                   $392          $4,905           374
                                                                     ---------      ----------    ----------

              Net investment income                                   $307,971        $497,012      $275,220
                                                                     ---------      ----------    ----------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) -
      Investment transactions (identified cost basis)                $(54,985)      $(493,864)     $(15,988)
      Financial futures contracts                                      (2,527)        (13,578)       (6,794)
                                                                     ---------      ----------    ----------
         Net realized loss on investments                            $(57,512)      $(507,442)     $(22,782)
                                                                     ---------      ----------    ----------

   Unrealized appreciation(depreciation) -
      Investments                                                     $228,241      $(104,627)    $(110,115)
      Financial futures contracts                                            -        (15,351)       (7,613)
                                                                     ---------      ----------    ----------
         Net unrealized appreciation (depreciation) of investments    $228,241      $(119,978)    $(117,728)
                                                                     ---------      ----------    ----------
           Net realized and unrealized gain (loss) on investments     $170,729      $(627,420)    $(140,510)
                                                                     ---------      ----------    ----------
              Net increase (decrease) in net assets from operations   $478,700      $(130,408)      $134,710
                                                                     =========      ==========    ==========

* For the period from the start of business, March 2, 1994, to January 31, 1995.

                       See notes to financial statements

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FLORIDA INSURED         HAWAII            KANSAS
                                                                       PORTFOLIO(*)        PORTFOLIO(*)      PORTFOLIO(*)
                                                                     ---------------      -------------     -------------
INCREASE (DECREASE) IN NET ASSETS:
   From operations -
      Net investment income                                            $     307,971      $    497,012      $   275,220
      Net realized loss on investment transactions                          (57,512)         (507,442)         (22,782)
      Unrealized appreciation (depreciation) of investments                  228,241         (119,978)        (117,728)
                                                                       -------------      ------------      -----------
         Net increase (decrease) in net assets from operations         $     478,700      $  (130,408)      $   134,710
                                                                       -------------      ------------      -----------

   Capital transactions -
      Contributions                                                    $  16,016,246      $ 13,464,081      $ 9,002,789
      Withdrawals                                                        (2,195,015)         (569,154)        (931,491)
                                                                       -------------      ------------      -----------
         Increase in net assets resulting from capital transactions    $  13,821,231      $ 12,894,927      $ 8,071,298
                                                                       -------------      ------------      -----------
           Total increase in net assets                                $  14,299,931      $ 12,764,519      $ 8,206,008
NET ASSETS:
   At beginning of period                                                    100,020           100,020          100,020
                                                                       -------------      ------------      -----------
   At end of period                                                    $  14,399,951      $ 12,864,539      $ 8,306,028
                                                                       =============      ============      ===========

(*) For the period from the start of business, March 2, 1994, to January 31,
    1995


                              SUPPLEMENTARY DATA

                                                                     FLORIDA INSURED         HAWAII            KANSAS
                                                                       PORTFOLIO(*)        PORTFOLIO(*)      PORTFOLIO(*)
                                                                     ---------------       ------------      ------------
Ratios (As a percentage of average daily net assets)(**):
   Net expenses                                                          0.01%(+)           0.06%(+)           0.01%(+)
   Net investment income                                                 5.73%(+)           6.03%(+)           5.68%(+)

PORTFOLIO TURNOVER                                                            33%                66%                12%

(**) The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee and/or allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

RATIOS (As a percentage of average daily net assets):
   Expenses                                                              0.41%(+)           0.38%(+)           0.43%(+)
   Net investment income                                                 5.33%(+)           5.70%(+)           5.26%(+)

(+) Annualized.
(*) For the period from the start of business, March 2, 1994, to January 31, 1995.

                       See notes to financial statements

                         Notes to Financial Statements

-------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES

Florida Insured Tax Free Portfolio ("Florida Insured Portfolio"), Hawaii Tax Free Portfolio ("Hawaii Portfolio") and Kansas Tax Free Portfolio ("Kansas Portfolio"), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on May 1, 1992 for the Hawaii Portfolio and October 25, 1993 for the Florida Insured Portfolio and Kansas Portfolio. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. INCOME -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

C. INCOME TAXES -- The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deductions or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years beginning on the date each Portfolio commenced operations.

E. FINANCIAL FUTURES CONTRACTS -- Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Portfolios may engage in when-issued or delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin accruing interest on settlement date.

G. OTHER --  Investment transactions are accounted for on a trade date basis.

-------------------------------------------------------------------------------
(2) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the period ended January 31, 1995, the fee for the Florida Insured Portfolio, Hawaii Portfolio and Kansas Portfolio was equivalent to 0.16%, 0.16% and 0.16% (annualized), respectively, of each Portfolio's average net assets for such period and amounted to $8,420, $13,231, and $7,589, respectively. To enhance the net income of the Florida Insured Portfolio, Hawaii Portfolio and Kansas Portfolio, BMR made a reduction of its fee in the amount of $8,420, $13,231 and $7,589, respectively, and $13,139, $13,430 and $12,847, respectively, of expenses related to the operation of the Portfolios were allocated, to BMR. Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee. Investors Bank & Trust Company (IB&T), an affiliate of EVM and BMR, serves as custodian of the Portfolios. Pursuant to the respective custodian agreements, IB&T receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IB&T. Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations. Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from the start of business of each Portfolio to January
31, 1995, no significant amounts have been deferred.
--------------------------------------------------------------------------------
(3) INVESTMENTS

Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the period from the start of business, March 2, 1994, to January 31, 1995, were as follows:

                                             FLORIDA INSURED PORTFOLIO         HAWAII PORTFOLIO          KANSAS PORTFOLIO
                                             -------------------------         ----------------          ----------------
Purchases                                        $   15,828,032                  $   19,368,230           $   8,772,482
Sales                                            $    1,844,032                  $    6,161,493           $     381,284

--------------------------------------------------------------------------------
(4) FEDERAL INCOME TAX BASIS OF INVESTMENTS

The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at January 31, 1995, as computed on a federal income tax basis, are as follows:

                                             FLORIDA INSURED PORTFOLIO         HAWAII PORTFOLIO          KANSAS PORTFOLIO
                                             -------------------------         ----------------          ----------------
Aggregate Cost                                   $   13,938,422                  $   12,713,247           $   8,379,180
                                                 ==============                  ==============           =============
Gross unrealized appreciation                    $      330,938                  $      195,418           $      45,850
Gross unrealized depreciation                         (102,697)                       (300,045)               (155,965)
                                                 --------------                  --------------           -------------
Net unrealized appreciation (depreciation)       $      228,241                  $    (104,627)           $   (110,115)
                                                 ==============                  ==============           =============

--------------------------------------------------------------------------------
(5) LINE OF CREDIT

The Portfolios participate with other portfolios and funds managed by BMR and EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Portfolios solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Portfolio or fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. The Florida Insured Portfolio and the Kansas Portfolio did not have any significant borrowings or allocated fees during the period. For the Hawaii Portfolio, the average daily loan balance for the period from the start of business, March 2, 1994, to January 31, 1995 was $247,000 and the average interest rate was 5.82%. The maximum borrowings outstanding for the Hawaii Portfolio at any month end during the period from the start of business, March 2, 1994, to January 31, 1995 was $790,000.

(6) FINANCIAL INSTRUMENTS

The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at January 31, 1995 is as follows:

                     FUTURES CONTRACTS                                                 NET UNREALIZED
PORTFOLIO             EXPIRATION DATE           CONTRACTS               POSITION        DEPRECIATION
---------             ---------------           ---------               --------        ------------
Florida Insured              -                      -                       -                 -
Hawaii                     3/95              8 U.S. Treasury              Short           $ 15,351
Kansas                     3/95              4 U.S. Treasury              Short           $  7,613

At January 31, 1995 each Portfolio had sufficient cash and/or securities to cover margin requirements on open futures contracts.

                          INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of:
Florida Insured Tax Free Portfolio
Hawaii Tax Free Portfolio
Kansas Tax Free Portfolio

We have audited the accompanying statements of assets and liabilities including the portfolio of investments of Florida Insured Tax Free Portfolio, Hawaii Tax Free Portfolio and Kansas Tax Free Portfolio as of January 31, 1995 and the related statements of operations, the statements of changes in net assets and supplementary data for the period from the start of business, March 2, 1994, to January 31, 1995. These financial statements and supplementary data are the responsibility of each Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. These standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. Our procedures included comfirmation of securities owned at January 31, 1995 by correspondence with the custodian and brokers. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Florida Insured Tax Free Portfolio, Hawaii Tax Free Portfolio, and Kansas Tax Free Portfolio at January 31, 1995, the results of their operations, the changes in their net assets, and their supplementary data for the period from the start of business, March 2, 1994, to January 31, 1995 in conformity with generally accepted accounting principles.

                                                      DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 2, 1995

Investment Management

-----------------------------------------------------------------------------------------------------------------------------------
FUNDS              OFFICERS                                            INDEPENDENT TRUSTEES

                   THOMAS J. FETTER                                    DONALD R. DWIGHT
                   President                                           President, Dwight Partners, Inc.
                                                                       Chairman, Newspaper of New England, Inc.
                   JAMES B. HAWKES
                   Vice President, Trustee                             SAMUEL L. HAYES, III
                                                                       Jacob H. Schiff Professor of Investment Banking, Harvard
                   ROBERT MACINTOSH                                    University Graduate School of Business Administration
                   Vice President
                                                                       NORTON H. REAMER
                   JAMES L. O'CONNOR                                   President and Director, United Asset Management Corporation
                   Treasurer
                                                                       JOHN L. THORNDIKE
                   BARBARA E. CAMPBELL                                 Director, Fiduciary Trust Company
                   Assistant Treasurer
                                                                       JACK L. TREYNOR
                   DOUGLAS C. MILLER                                   Investment Adviser and Consultant
                   Assistant Treasurer

                   THOMAS OTIS
                   Secretary

                   JANET E. SANDERS
                   Assistant Treasurer and
                   Assistant Secretary

-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIOS         OFFICERS                                            INDEPENDENT TRUSTEES

                   THOMAS J. FETTER                                    DONALD R. DWIGHT
                   President and Portfolio Manager of Florida          President, Dwight Partners, Inc.
                   Insured Tax Free Portfolio                          Chairman, Newspaper of New England, Inc.

                   JAMES B. HAWKES                                     SAMUEL L. HAYES, III
                   Vice President, Trustee                             Jacob H. Schiff Professor of Investment Banking, Harvard
                                                                       University Graduate School of Business Administration
                   ROBERT MACINTOSH
                   Vice President and Portfolio Manager of             NORTON H. REAMER
                   Hawaii Tax Free Portfolio                           President and Director, United Asset Management Corporation

                   NICOLE ANDERES                                      JOHN L. THORNDIKE
                   Portfolio Manager of                                Director, Fiduciary Trust Company
                   Kansas Tax Free Portfolio
                                                                       JACK L. TREYNOR
                   JAMES L. O'CONNOR                                   Investment Adviser and Consultant
                   Treasurer

                   BARBARA E. CAMPBELL
                   Assistant Treasurer

                   THOMAS OTIS
                   Secretary

                   JANET E. SANDERS
                   Assistant Treasurer and
                   Assistant Secretary

PORTFOLIO INVESTMENT ADVISER
Boston Management and Research
24 Federal Street
Boston, MA 02110

FUND ADMINISTRATOR
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

CUSTODIAN
Investors Bank & Trust Company
24 Federal Street
Boston, MA 02110

TRANSFER AGENT
The Shareholder Services Group, Inc.
BOS725
P.O. BOX 1559
Boston, MA 02104

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

                     (THIS SPACE INTENTIONALLY LEFT BLANK.)

   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Funds, including distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

                        EATON VANCE MUNICIPALS TRUST II
                               24 FEDERAL STREET
                                BOSTON, MA 02110

                                                                         C-3CSRC

                                       32